                               PRELIMINARY DRAFT



                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
IN RE:                                               :   JOINTLY ADMINISTERED
                                                     :   CASE NO. 99-3938(SLR)
PURINA MILLS, INC.,                                  :
   A DELAWARE CORPORATION, ET AL.,                   :   CHAPTER 11
                                                     :
                        DEBTORS.                     :
___________________________________________________  :

(PURINA MILLS, INC.)                                 :   (CASE NO. 99-3938)(SLR)
(CAROLINA AGRI-PRODUCTS, INC.)                       :   (CASE NO. 99-3939)(SLR)
(COASTAL AG-DEVELOPMENT, INC.)                       :   (CASE NO. 99-3940)(SLR)
(COLE GRAIN COMPANY, INC.)                           :   (CASE NO. 99-3941)(SLR)
(DAIRY MANAGEMENT SERVICES, L.L.P.)                  :   (CASE NO. 99-3942)(SLR)
(PM NUTRITION COMPANY, INC.)                         :   (CASE NO. 99-3943)(SLR)
(PMI AGRICULTURE L.L.C.)                             :   (CASE NO. 99-3944)(SLR)
(PMI NUTRITION, INC.)                                :   (CASE NO. 99-3947)(SLR)
(PMI NUTRITION INTERNATIONAL, INC.)                  :   (CASE NO. 99-3945)(SLR)
(PURINA LIVESTOCK MANAGEMENT SERVICES, INC.)         :   (CASE NO. 99-3946)(SLR)

                                                         JOINT PLAN OF REORGANIZATION
                                                         OF PURINA MILLS, INC. AND ITS
                                                         DEBTOR SUBSIDIARIES
___________________________________________________      _____________________________

                                                         THOMAS L. AMBRO (DE 677)
                                                         DANIEL J. DEFRANCESCHI (DE 2732)
                                                         RICHARDS, LAYTON & FINGER
                                                         One Rodney Square
                                                         P.O. Box 551
                                                         Wilmington, Delaware  19899
                                                         (302) 658-6541

                                                         - and -

                                                         RICHARD M. CIERI (OH 0032464)
                                                         JEFFREY B. ELLMAN (OH 0055558)
                                                         JONES, DAY, REAVIS & POGUE
                                                         North Point
                                                         901 Lakeside Avenue
                                                         Cleveland, Ohio  44114
                                                         (216) 586-3939

                                                         HENRY L. GOMPF (TX 08116400)
                                                         JONES, DAY, REAVIS & POGUE
                                                         2727 North Harwood
                                                         Dallas, Texas  75201
                                                         (214) 220-3939

                                                         PROPOSED ATTORNEYS FOR DEBTORS AND DEBTORS IN
                                                         POSSESSION
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___________, 1999

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                                TABLE OF CONTENTS

                                                                                                                Page
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INTRODUCTION.......................................................................................................1

ARTICLE I. - DEFINED TERMS, RULES OF INTERPRETATION AND COMPUTATION OF TIME........................................1
         A.       Defined Terms....................................................................................1
                  1.       "Administrative Claim"..................................................................1
                  2.       "Administrative Trade Claim"............................................................1
                  3.       "Allowed Claim".........................................................................1
                  4.       "Allowed . . . Claim"...................................................................1
                  5.       "Assumed Customer Guarantees"...........................................................1
                  6.       "Ballot"................................................................................1
                  7.       "Bank Loan Claim".......................................................................2
                  8.       "Bankruptcy Code".......................................................................2
                  9.       "Bankruptcy Court"......................................................................2
                  10.      "Bankruptcy Rules"......................................................................2
                  11.      "Bar Date"..............................................................................2
                  12.      "Bar Date Order"........................................................................2
                  13.      "Business Day"..........................................................................2
                  14.      "CAP Plan"..............................................................................2
                  15.      "Cash Investment Yield".................................................................2
                  16.      "Cash Management Order".................................................................2
                  17.      "Chase Bank"............................................................................2
                  18.      "Claim".................................................................................2
                  19.      "Claims Objection Bar Date".............................................................2
                  20.      "Claims Resolution Committee"...........................................................2
                  21.      "Class".................................................................................2
                  22.      "Confirmation"..........................................................................2
                  23.      "Confirmation Date".....................................................................3
                  24.      "Confirmation Hearing"..................................................................3
                  25.      "Confirmation Order"....................................................................3
                  26.      "Creditors' Committee"..................................................................3
                  27.      "Cure Amount Claim".....................................................................3
                  28.      "Debtors"...............................................................................3
                  29.      "DIP Credit Agreement"..................................................................3
                  30.      "DIP Lender"............................................................................3
                  31.      "Disbursing Agent"......................................................................3
                  32.      "Disclosure Statement"..................................................................3
                  33.      "Disputed Claim"........................................................................3
                  34.      "Disputed Insured Claim" and "Disputed Uninsured Claim".................................3
                  35.      "Distribution Record Date"..............................................................3
                  36.      "Document Reviewing Centers"............................................................4
                  37.      "Effective Date"........................................................................4
                  38.      "Equity Incentive Plan".................................................................4
                  39.      "Estate"................................................................................4
                  40.      "Executory Contract and Unexpired Lease"................................................4
                  41.      "Exit Financing Facility"...............................................................4
                  42.      "Face Amount"...........................................................................4
                  43.      "Fee Claim".............................................................................4
                  44.      "Fee Order".............................................................................4
                  45.      "File," "Filed" or "Filing".............................................................4
                  46.      "Final Order"...........................................................................4
                  47.      "Indenture Trustee".....................................................................5
                  48.      "Insured Claim".........................................................................5
                  49.      "Intercompany Claim"....................................................................5
                  50.      "Interest"..............................................................................5
                  51.      "IRS"...................................................................................5
                  52.      "Koch Agriculture"......................................................................5
                  53.      "Koch Entities".........................................................................5
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                  54.      "Koch Industries".......................................................................5
                  55.      "Koch Purchase Transaction".............................................................5
                  56.      "Koch Unsecured Claim"..................................................................5
                  57.      "National Securities Exchange"..........................................................5
                  58.      "New Common Stock"......................................................................5
                  59.      "New Prepetition Credit Facility Notes".................................................5
                  60.      "New Revolving Notes"...................................................................5
                  61.      "New Swap Claim Notes"..................................................................5
                  62.      "New Tranche A Notes"...................................................................5
                  63.      "New Tranche B Notes"...................................................................5
                  64.      "New Tax Sharing Agreement".............................................................6
                  65.      "Old Common Stock of . . .".............................................................6
                  66.      "Old Prepetition Credit Facility Notes".................................................6
                  67.      "Old Revolving Note Claim"..............................................................6
                  68.      "Old Senior Subordinated Note Claim"....................................................6
                  69.      "Old Senior Subordinated Notes".........................................................6
                  70.      "Old Tranche A Note Claim"..............................................................6
                  71.      "Old Tranche B Note Claim"..............................................................6
                  72.      "Ordinary Course Professionals Order"...................................................6
                  73.      "Petition Date".........................................................................6
                  74.      "Plan"..................................................................................6
                  75.      "PM Holdings"...........................................................................6
                  76.      "PMI"...................................................................................6
                  77.      "PMI Entities"..........................................................................6
                  78.      "PMI Subsidiary Debtors"................................................................6
                  79.      "Prepetition Credit Facility"...........................................................6
                  80.      "Prepetition Indenture".................................................................6
                  81.      "Priority Claim"........................................................................6
                  82.      "Priority Tax Claim"....................................................................6
                  83.      "Professional"..........................................................................7
                  84.      "Pro Rata"..............................................................................7
                  85.      "Quarterly Distribution Date"...........................................................7
                  86.      "Real Property Executory Contract and Unexpired Lease"..................................7
                  87.      "Recovery Actions"......................................................................7
                  88.      "Reinstated" or "Reinstatement".........................................................7
                  89.      "Reorganization Case"...................................................................8
                  90.      "Reorganized . . .".....................................................................8
                  91.      "Reserved Shares".......................................................................8
                  92.      "Restructuring Transactions"............................................................8
                  93.      "Schedules".............................................................................8
                  94.      "Secondary Liability Claim".............................................................8
                  95.      "Secured Claim".........................................................................8
                  96.      "Securities Act"........................................................................8
                  97.      "Stipulation of Amount and Nature of Claim".............................................8
                  98.      "Swap Agreement"........................................................................8
                  99.      "Swap Claims"...........................................................................9
                  100.     "Third Party Disbursing Agent"..........................................................9
                  101.     "Tort Claim"............................................................................9
                  102.     "Trade Claim"...........................................................................9
                  103.     "Uninsured Claim".......................................................................9
                  104.     "Unsecured Claim".......................................................................9
                  105.     "Unsecured Claims Reserve"..............................................................9
                  106.     "Voting Deadline".......................................................................9
                  107.     "Workers' Compensation Order"...........................................................9
         B.       Rules of Interpretation and Computation of Time..................................................9
                  1.       Rules of Interpretation.................................................................9
                  2.       Computation of Time.....................................................................9

ARTICLE II. - CLASSES OF CLAIMS AND INTERESTS.....................................................................10
         A.       Unimpaired Classes of Claims....................................................................10
                  1.       Class 1 (Unsecured Priority Claims)....................................................10
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                                       ii
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                  2.       Class 3 (Non-Bank Secured Claims)......................................................10
                  3.       Class 8 (PMI Subsidiary Debtors Old Common Stock Interests)............................10
         B.       Impaired Classes of Claims and Interests........................................................10
                  1.       Class 2 (Convenience Claims)...........................................................10
                  2.       Class 4 (Bank Loan Claims).............................................................10
                  3.       Class 5 (General Unsecured Claims).....................................................10
                  4.       Class 6 (Intercompany Claims)..........................................................10
                  5.       Class 7 (PMI Old Common Stock Interests)...............................................10

ARTICLE III. - TREATMENT OF CLAIMS AND INTERESTS..................................................................10
         A.       Unclassified Claims.............................................................................10
                  1.       Payment of Administrative Claims.......................................................10
                           a.       Administrative Claims in General..............................................10
                           b.       Statutory Fees................................................................11
                           c.       Ordinary Course Liabilities...................................................11
                           d.       Claims Under DIP Credit Agreement.............................................11
                           e.       Bar Dates for Administrative Claims...........................................11
                                    i.      General Bar Date Provisions...........................................11
                                    ii.     Bar Dates for Certain Administrative Claims...........................11
                                            A.       Professional Compensation....................................11
                                            B.       Ordinary Course Liabilities..................................11
                                            C.       Claims Under DIP Credit Agreement............................12
                  2.       Payment of Priority Tax Claims.........................................................12
                           a.       Priority Tax Claims...........................................................12
                           b.       Other Provisions Concerning Treatment of Priority Tax Claims..................12
         B.       Unimpaired Classes of Claims....................................................................12
                  1.       Class 1 (Unsecured Priority Claims)....................................................12
                  2.       Class 3 (Non-Bank Secured Claims)......................................................12
                  3.       Class 8 Interests (PMI Subsidiary Debtors Old Common Stock Interests)..................12
         C.       Impaired Classes of Claims and Interests........................................................13
                  1.       Class 2 Claims (Convenience Claims)....................................................13
                  2.       Class 4 Claims (Bank Loan Claims)......................................................13
                  3.       Class 5 Claims (General Unsecured Claims)..............................................13
                  4.       Class 6 Claims (Intercompany Claims)...................................................13
                  5.       Class 7 Interests (PMI Old Common Stock Interests).....................................13
         D.       Special Provisions Regarding Treatment of Allowed Secondary Liability Claims....................13
         E.       Special Provisions Regarding Indenture Trustee Charging Liens...................................13

ARTICLE IV. - MEANS FOR IMPLEMENTATION OF THE PLAN................................................................14
         A.       Continued Corporate Existence and Vesting of Assets in the Reorganized Debtors..................14
         B.       Restructuring Transactions......................................................................14
                  1.       Restructuring Transactions Generally...................................................14
                  2.       Obligations of Any Successor Corporation in a Restructuring Transaction................14
         C.       Corporate Governance, Directors and Officers, Employment-Related Agreements and Compensation
                  Programs........................................................................................14
                  1.       Certificates of Incorporation and By-Laws..............................................14
                           a.       Reorganized PMI...............................................................15
                           b.       Reorganized PMI Subsidiary Debtors............................................15
                  2.       Directors and Officers of the Reorganized Debtors......................................15
                  3.       New Employment, Retirement, Indemnification and Other Related Agreements and Incentive
                           Compensation Programs..................................................................15
                  4.       Corporate Action.......................................................................15
         D.       Exit Financing Facility, Obtaining Cash for Plan Distributions and Transfers of Funds Among the
                  Debtors.........................................................................................16
         E.       Preservation of Rights of Action; Settlement Agreements and Releases............................16
                  1.       Preservation of Rights of Action by the Debtors and Reorganized Debtors................16
                  2.       Releases...............................................................................16
                           a.       Releases by Holders of Claims or Interests....................................16
                           b.       Injunction Related to Releases................................................16
         F.       Continuation of Certain Employee, Retiree and Workers' Compensation Benefits....................17
                  1.       Employee Benefits......................................................................17
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                                      iii
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                  2.       Retiree Medical Benefits...............................................................17
                  3.       Workers' Compensation Benefits.........................................................17
         G.       Limitations on Amounts to Be Distributed to Holders of Allowed Insured Claims...................17
         H.       Cancellation and Surrender of Instruments, Securities and Other Documentation...................17
         I.       Other Agreements Related to Implementation of the Plan..........................................17
         J.       Release of Liens................................................................................18
         K.       Effectuating Documents; Further Transactions; Exemption from Certain Transfer Taxes.............18

ARTICLE V. - TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES................................................18
         A.       Executory Contracts and Unexpired Leases to Be Assumed or Assumed and Assigned..................18
                  1.       Assumption and Assignment Generally....................................................18
                  2.       Assumptions and Assignments of Real Property Executory Contracts
                           and Unexpired Leases...................................................................19
                  3.       Assignments Related to the Restructuring Transactions..................................19
                  4.       Approval of Assumptions and Assignments................................................19
         B.       Payments Related to Assumption of Executory Contracts and Unexpired Leases......................19
         C.       Executory Contracts and Unexpired Leases to Be Rejected.........................................19
         D.       Bar Date for Rejection Damages..................................................................20
         E.       Special Executory Contract and Unexpired Lease Issues...........................................20
                  1.       Obligations to Indemnify Directors, Officers and Employees.............................20
                  2.       Reinstatement of Allowed Secondary Liability Claims Arising From or Related to Executory
                           Contracts or Unexpired Leases Assumed by the Debtors...................................20
                  3.       Assumed Customer Guarantees............................................................21
         F.       Contracts and Leases Entered Into After the Petition Date.......................................21

ARTICLE VI. - PROVISIONS GOVERNING DISTRIBUTIONS..................................................................21
         A.       Distributions for Claims Allowed as of the Effective Date.......................................21
                  1.       Distributions to Be Made on the Effective Date.........................................21
                  2.       Distributions on Effective Date in Respect of Class 5 General Unsecured Claims.........21
         B.       Method of Distributions to Holders of Claims....................................................21
         C.       Compensation and Reimbursement for Services Related to Distributions............................21
         D.       Provisions Governing the Unsecured Claims Reserve...............................................22
                  1.       Funding of the Unsecured Claims Reserve................................................22
                  2.       Property Held in Unsecured Claims Reserve..............................................22
                           a.       Dividends and Distributions...................................................22
                           b.       Recourse......................................................................22
         E.       Delivery of Distributions and Undeliverable or Unclaimed Distributions..........................22
                  1.       Delivery of Distributions in General...................................................22
                  2.       Undeliverable Distributions Held by Disbursing Agents..................................22
                           a.       Holding and Investment of Undeliverable Distributions.........................22
                           b.       After Distributions Become Deliverable........................................23
                           c.       Failure to Claim Undeliverable Distributions..................................23
         F.       Distribution Record Date........................................................................23
         G.       Means of Cash Payments..........................................................................23
         H.       Timing and Calculation of Amounts to Be Distributed.............................................24
                  1.       Allowed Claims in Classes Other Than Class 5...........................................24
                  2.       Allowed Claims in Class 5..............................................................24
                           a.       Initial Distributions.........................................................24
                           b.       Additional Quarterly Distributions on Account of Previously Allowed Claims....24
                  3.       Distributions of New Common Stock......................................................24
                  4.       De Minimis Distributions...............................................................24
                  5.       Compliance with Tax Requirements.......................................................25
         I.       Setoffs.........................................................................................25
         J.       Surrender of Canceled Instruments or Securities.................................................25
                  1.       Tender of Old Senior Subordinated Notes................................................25
                  2.       Lost, Stolen, Mutilated or Destroyed Old Senior Subordinated Notes.....................25
                  3.       Failure to Surrender Canceled Untendered Securities....................................26
                  4.       Old Prepetition Credit Facility Notes..................................................26

ARTICLE VII. - PROCEDURES FOR RESOLVING DISPUTED CLAIMS...........................................................26
         A.       Prosecution of Objections to Claims.............................................................26
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                  1.       Objections to Claims...................................................................26
                  2.       Authority to Prosecute Objections......................................................26
         B.       Treatment of Disputed Claims....................................................................26
         C.       Distributions on Account of Disputed Claims Once Allowed........................................27
         D.       Tax Requirements for Income Generated by Unsecured Claims Reserve...............................27

ARTICLE VIII. - SUBSTANTIVE CONSOLIDATION OF THE DEBTORS..........................................................27

ARTICLE IX. - CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN...................................28
         A.       Conditions to Confirmation......................................................................28
         B.       Conditions to Effective Date....................................................................28
         C.       Waiver of Conditions to Confirmation or Effective Date..........................................28
         D.       Effect of Nonoccurrence of Conditions to Effective Date.........................................28

ARTICLE X. - CRAMDOWN.............................................................................................29

ARTICLE XI. - DISCHARGE, TERMINATION, INJUNCTION AND SUBORDINATION RIGHTS.........................................29
         A.       Discharge of Claims and Termination of Interests................................................29
         B.       Injunctions.....................................................................................29
         C.       Termination of Subordination Rights and Settlement of Related Claims and Controversies..........30

ARTICLE XII. - RETENTION OF JURISDICTION..........................................................................30

ARTICLE XIII. - MISCELLANEOUS PROVISIONS..........................................................................31
         A.       Dissolution of the Creditors' Committee and Creation of the Claims Resolution Committee.........31
                  1.       Creditors' Committee...................................................................31
                  2.       Claims Resolution Committee............................................................32
                           a.       Function and Composition of the Claims Resolution Committee...................32
                           b.       Committee Procedures..........................................................32
                           c.       Employment of Professionals by the Claim Resolution Committee and Reimbursement
                                    of Committee Members..........................................................32
                           d.       Dissolution of the Committee..................................................32
         B.       Limitation of Liability.........................................................................32
         C.       Modification of the Plan........................................................................33
         D.       Revocation of the Plan..........................................................................33
         E.       Severability of Plan Provisions.................................................................33
         F.       Successors and Assigns..........................................................................33
         G.       Service of Certain Plan Exhibits and Disclosure Statement Exhibits..............................33
         H.       Service of Documents............................................................................33

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

                               TABLE OF EXHIBITS(1)

Exhibit I.A.5                       Assumed Customer Guarantees(2)

Exhibit III.C.2                     Terms of New Prepetition Credit Facility Notes(3)

Exhibit IV.C.1.a(i)                 Certificate of Incorporation of Reorganized PMI(3)

Exhibit IV.C.1.a(ii)                By-Laws of Reorganized PMI(3)

Exhibit IV.C.1.b(i)                 Certificates of Incorporation of each Reorganized PMI Subsidiary Debtor(3)

Exhibit IV.C.1.b(ii)                By-Laws of each Reorganized PMI Subsidiary Debtor(3)

Exhibit IV.C.2                      Initial directors and officers of each of the Reorganized Debtors(2)

Exhibit IV.C.3.a                    Initial grants under Equity Incentive Plan(2)

Exhibit IV.C.3.b                    Employment and other agreements and plans that are in effect and/or will take effect as of the Effective Date(2)

Exhibit IV.I.1                      New Tax Sharing Agreement(2)

Exhibit V.A.1                       Schedule of Executory Contracts and Unexpired Leases to be Assumed and Assigned(2)

Exhibit V.C                         Nonexclusive Schedule of Executory Contracts and Unexpired Leases to be Rejected(2)

--------------------
(1) Except as otherwise indicated, all Exhibits will be available for review at the Document Reviewing Centers.

(2) To be Filed and available for review at the Document Reviewing Centers no later than ten days before the hearing on Confirmation of the Plan.

(3) To be Filed and available for review at the Document Reviewing Centers no later than thirty days before the hearing on the Disclosure Statement.

                                       VI

                                  INTRODUCTION

                  Purina Mills, Inc. ("PMI") and the other above-captioned debtors and debtors in possession (collectively, the "Debtors") propose the following joint plan of reorganization (the "Plan") for the resolution of the outstanding claims against and equity interests in the Debtors. The Debtors are proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code, 11 U.S.C. Section 1129. Reference is made to the Debtors' disclosure statement, filed contemporaneously with the Plan (the "Disclosure Statement"), for a discussion of the Debtors' history, businesses, results of operations, historical financial information, projections and properties, and for a summary and analysis of the Plan. There also are other agreements and documents, which are or will be filed with the Bankruptcy Court, that are referenced in the Plan or the Disclosure Statement and that will be available for review.


                                     ARTICLE
                     DEFINED TERMS, RULES OF INTERPRETATION
                             AND COMPUTATION OF TIME

A.       DEFINED TERMS

                  As used in the Plan, capitalized terms have the meanings set forth below. Any term that is not otherwise defined herein, but that is used in the Bankruptcy Code or the Bankruptcy Rules, will have the meaning given to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

         1. "ADMINISTRATIVE CLAIM" means a Claim for costs and expenses of administration allowed under sections 503(b), 507(b) or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the respective Estates and operating the businesses of the Debtors (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises); (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code; (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, 28 U.S.C. Section Section 1911-1930; (d) Claims for reclamation allowed in accordance with section 546(c)(2) of the Bankruptcy Code and section 2-702 of the Uniform Commercial Code; and (e) all Intercompany Claims accorded priority pursuant to section 364(c)(1) of the Bankruptcy Code or the Cash Management Order.

         2. "ADMINISTRATIVE TRADE CLAIM" means an Administrative Claim with respect to the sales of goods or rendition of services on or after the Petition Date in the ordinary course of the applicable Debtor's business, including Administrative Claims of employees for ordinary course wages, expense reimbursement and health and welfare benefits.

         3.      "ALLOWED CLAIM" means:

                    a. a Claim that (i) has been listed by a particular Debtor on its Schedules as other than disputed, contingent or unliquidated and
        (ii) is not otherwise a Disputed Claim;

                    b. a Claim (i) for which a proof of Claim or request for payment of Administrative Claim has been Filed by the applicable Bar Date or otherwise been deemed timely Filed under applicable law and
         (ii) that is not otherwise a Disputed Claim; or

                    c. a Claim that is allowed: (i) in any Stipulation of Amount and Nature of Claim executed by the applicable Reorganized Debtor and Claim holder on or after the Effective Date; (ii) in any contract, instrument or other agreement entered into in connection with the Plan;
         (iii) in a Final Order; or (iv) pursuant to the terms of the Plan.

         4. "ALLOWED . . . CLAIM" means an Allowed Claim in the particular Class or category specified. Any reference herein to a particular Allowed Claim includes both the secured and unsecured portions of such Claim.

         5. "ASSUMED CUSTOMER GUARANTEES" means the guarantees or other agreements of a Debtor listed on Exhibit I.A.5.

         6. "BALLOT" means the form or forms distributed to each holder of an impaired Claim entitled to vote on the Plan on which the holder indicates acceptance or rejection of the Plan or any election for treatment of such Claim under the Plan.

         7. "BANK LOAN CLAIM" means an Old Tranche A Note Claim, Old Tranche B Note Claim, Old Revolving Note Claim or a Swap Claim.

         8. "BANKRUPTCY CODE" means title 11 of the United States Code, 11 U.S.C. Section Section 101-1330, as now in effect or hereafter amended.

         9. "BANKRUPTCY COURT" means the United States District Court having jurisdiction over the Reorganization Cases and, to the extent of any reference made pursuant to 28 U.S.C. Section 157, the bankruptcy unit of such District Court.

         10. "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as now in effect or hereafter amended.

         11. "BAR DATE" means the applicable bar date by which a proof of Claim must be or must have been Filed, as established by an order of the Bankruptcy Court, including the Bar Date Order and the Confirmation Order.

         12. "BAR DATE ORDER" means an order of the Bankruptcy Court establishing Bar Dates for Filing proofs of Claims in the Reorganization Cases, as the same may be amended, modified or supplemented.

         13. "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         14. "CAP PLAN" means, collectively, PMI's (a) 1987 Capital Accumulation Plan for Key Employees, (b) 1988 Capital Accumulation Plan for Key Employees, (c) 1989 Capital Accumulation Plan for Key Employees (Non-Executive),
(d) 1989 Capital Accumulation Plan for Key Employees (Executive), (e) 1990 Capital Accumulation Plan for Key Employees (Non-Executive), (f) 1990 Capital Accumulation Plan for Key Employees (Executive) and (g) Discretionary (1992) Capital Accumulation Plan for Key Employees, a frozen, nonqualified employee benefit program maintained prior to the Petition Date for the benefit of certain current and former employees who made contributions thereunder prior to 1993.

         15. "CASH INVESTMENT YIELD" means the net yield earned by the applicable Disbursing Agent from the investment of cash held pending distribution pursuant to the Plan (including any cash received by such Disbursing Agent on account of dividends and other distributions on New Common Stock), which investment will be in a manner consistent with the Reorganized Debtors' investment and deposit guidelines.

         16. "CASH MANAGEMENT ORDER" means the Order (A) Approving Cash Management Systems, Certain Intercompany Transaction with Nondebtor Affiliates, Use of Existing Bank Accounts and Business Forms and Proposed Investment and Deposit Guidelines and (B) According Superpriority Status to All Postpetition Intercompany Claims tendered by the Debtors to the Bankruptcy Court on the Petition Date in such form as that Order is entered by the Bankruptcy Court.

         17.     "CHASE BANK" means Chase Bank of Texas, National Association.

         18. "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code, against any Debtor.

         19. "CLAIMS OBJECTION BAR DATE" means, for all Claims, other than those Claims allowed in accordance with Section I.A.3.c, the latest of: (a) 120 days after the Effective Date; (b) 60 days after the Filing of a proof of claim for such Claim; and (c) such other period of limitation as may be specifically fixed by the Plan, the Confirmation Order, the Bankruptcy Rules or a Final Order for objecting to such Claim.

         20. "CLAIMS RESOLUTION COMMITTEE" means the committee to be established pursuant to Section XIII.A.2.

         21.     "CLASS" means a class of Claims or Interests, as described in
Article II.

         22. "CONFIRMATION" means the entry of the Confirmation Order on the docket of the Bankruptcy Court.

         23. "CONFIRMATION DATE" means the date on which the Bankruptcy Court enters the Confirmation Order on its docket, within the meaning of Bankruptcy Rules 5003 and 9021.

         24. "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court on Confirmation of the Plan, as such hearing may be continued from time to time.

         25. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

         26. "CREDITORS' COMMITTEE" means the official committee of unsecured creditors of the Debtors appointed by the United States Trustee in the Reorganization Cases pursuant to section 1102 of the Bankruptcy Code.

         27. "CURE AMOUNT CLAIM" means a Claim based upon a Debtor's defaults pursuant to an Executory Contract or Unexpired Lease at the time such contract or lease is assumed by that Debtor under section 365 of the Bankruptcy Code.

         28. "DEBTORS" means, collectively, the above-captioned debtors and debtors in possession specifically identified on the cover page to this Plan.

         29. "DIP CREDIT AGREEMENT" means, collectively: (a) the Postpetition Loan and Security Agreement, dated as of October , 1999, as it may be subsequently amended and modified, among the Debtors (as borrowers), those entities identified therein as "Lenders" and their respective successors and assigns and Chase Bank (as agent bank); (b) all amendments thereto and extensions thereof; and (c) all security agreements and instruments related to the documents identified in (a) and (b).

         30. "DIP LENDER" means, collectively: (a) those entities identified as "Lenders" in the DIP Credit Agreement and their respective successors and assigns, and (b) Chase Bank (as agent bank).

         31. "DISBURSING AGENT" means Reorganized PMI, in its capacity as a disbursing agent pursuant to Article VI.B, or any Third Party Disbursing Agent.

         32. "DISCLOSURE STATEMENT" means the disclosure statement (including all exhibits and schedules thereto or referenced therein) that relates to the Plan, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code, as the same may be amended, modified or supplemented.

         33.     "DISPUTED CLAIM" means:

                 a. if no proof of Claim has been Filed by the applicable Bar Date or has otherwise been deemed timely Filed under applicable law:
         (i) a Claim that is listed on a Debtor's Schedules as other than disputed, contingent or unliquidated, but as to which the applicable Debtor, Reorganized Debtor or, prior to the Confirmation Date, any other party in interest, has Filed an objection by the Claims Objection Bar Date or (ii) a Claim that is listed on a Debtor's Schedules as disputed, contingent or unliquidated; or

                 b. if a proof of Claim or request for payment of an Administrative Claim has been Filed by the Bar Date or has otherwise been deemed timely Filed under applicable law: (i) a Claim for which no corresponding Claim is listed on a Debtor's Schedules; (ii) a Claim for which a corresponding Claim is listed on a Debtor's Schedules as other than disputed, contingent or unliquidated, but the nature or amount of the Claim as asserted in the proof of Claim varies from the nature and amount of such Claim as it is listed on the Schedules; (iii) a Claim for which a corresponding Claim is listed on a Debtor's Schedules as disputed, contingent or unliquidated; (iv) a Claim for which an objection has been Filed by the applicable Debtor, Reorganized Debtor or, prior to the Confirmation Date, any other party in interest, by the Claims Objection Bar Date, and such objection has not been withdrawn or denied by a Final Order; or (v) a Tort Claim.

         34. "DISPUTED INSURED CLAIM" and "DISPUTED UNINSURED CLAIM" mean, respectively, an Insured Claim or an Uninsured Claim that is also a Disputed Claim.

         35.     "DISTRIBUTION RECORD DATE" means the Confirmation Date.

         36. "DOCUMENT REVIEWING CENTERS" means, collectively: (a) the offices of Jones, Day, Reavis & Pogue located at North Point, 901 Lakeside Avenue, Cleveland, Ohio 44114, and (b) any other locations designated by the Debtors at which any party in interest may review all of the exhibits and schedules to the Plan and the Disclosure Statement.

         37. "EFFECTIVE DATE" means a Business Day, as determined by the Debtors, that (a) is as soon as reasonably practicable after the Confirmation Date and (b) is the day on which (i) all conditions to the Effective Date in
Section IX.B have been met or waived pursuant to Section IX.C and (ii) no stay of the Confirmation Order is in effect.

                                                                               4
         38. "EQUITY INCENTIVE PLAN" means the equity incentive plan adopted as of the Effective Date, on substantially the terms described in Exhibit IV.C.3.b, for the benefit of employees and directors of PMI and Reorganized PMI.

         39. "ESTATE" means, as to each Debtor, the estate created for that Debtor in its Reorganization Case pursuant to section 541 of the Bankruptcy Code.

         40. "EXECUTORY CONTRACT AND UNEXPIRED LEASE" means a contract or lease to which one or more of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

         41. "EXIT FINANCING FACILITY" means a revolving credit facility to be entered into by the Debtors on the Effective Date in an amount and on terms satisfactory to the Debtors.

         42.     "FACE AMOUNT" means:

                 a. when used with reference to a Disputed Insured Claim, either
         (i) the full stated amount claimed by the holder of such Claim in any proof of Claim Filed by the Bar Date, or otherwise deemed timely Filed under applicable law, if the proof of Claim specifies only a liquidated amount, (ii) if no proof of Claim is Filed by the Bar Date or otherwise deemed timely filed under applicable law, the full amount of the Claim listed on the Debtors' Schedules, provided that such amount is not listed as disputed, contingent or unliquidated; or (iii) the applicable deductible under the relevant insurance policy, minus any reimbursement obligations of the applicable Debtor to the insurance carrier for sums expended by the insurance carrier on account of such Claim (including defense costs), if such amount is less than the amount specified in (i) or (ii) above or the proof of Claim specifies an unliquidated amount; and

                 b. when used with reference to a Disputed Uninsured Claim, either (i) the full stated amount claimed by the holder of such Claim in any proof of Claim Filed by the Bar Date or otherwise deemed timely Filed under applicable law, if the proof of Claim specifies only a liquidated amount or (ii) the amount of the Claim acknowledged by the applicable Debtor or Reorganized Debtor in any objection Filed to such Claim, estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code or proposed by the Debtors or the Reorganized Debtors and approved by the Creditors' Committee or Claims Resolution Committee, if no proof of Claim has been Filed by the Bar Date or has otherwise been deemed timely Filed under applicable law or if the proof of Claim specifies an unliquidated amount.

         43. "FEE CLAIM" means a Claim under sections 330(a), 331, 503 or 1103 of the Bankruptcy Code for compensation of a Professional or other entity for services rendered or expenses incurred in the Reorganization Cases.

         44. "FEE ORDER" means the Administrative Order, Pursuant to Sections 105 and 331 of the Bankruptcy Code, Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals tendered by the Debtors to the Bankruptcy Court on the Petition Date in such form as that Order is entered by such Court.

         45. "FILE," "FILED" or "FILING" means file, filed or filing with the Bankruptcy Court or its authorized designee in the Reorganization Cases.

         46. "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in any Reorganization Case or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari has expired, and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

         47. "INDENTURE TRUSTEE" means Bank One Trust Company, N.A., f/k/a The First National Bank of Chicago, or its successor, as indenture trustee under the Prepetition Indenture, or any successor thereto.

         48. "INSURED CLAIM" means any Claim arising from an incident or occurrence alleged to have occurred prior to the Effective Date that is covered under an insurance policy, other than a workers' compensation insurance policy, applicable to the Debtors or their businesses.

         49. "INTERCOMPANY CLAIM" means, collectively: (a) any account reflecting intercompany book entries by one Debtor with respect to any other Debtor and (b) any Claim not reflected in such book entries that is held by a Debtor against another Debtor, but in no event shall a claim relating to any Recovery Action constitute an Intercompany Claim.

         50. "INTEREST" means the rights of the holder of the Old Common Stock of any Debtor and the rights of any entity to purchase or demand the issuance of any of the foregoing, including: (a) redemption, conversion, exchange, voting, participation and dividend rights; (b) liquidation preferences; and (c) stock options and warrants.

         51. "IRS" means the Internal Revenue Service of the United States of America.

         52. "KOCH AGRICULTURE" means Koch Agriculture Company, a Nebraska corporation, and the parent corporation of Holdings.

         53. "KOCH ENTITIES" means, collectively, Koch Industries, Koch Agriculture and any affiliates, subsidiaries and divisions of the foregoing, other than the PMI Entities.

         54. "KOCH INDUSTRIES" means Koch Industries, Inc., a Kansas corporation.

         55. "KOCH PURCHASE TRANSACTION" means, collectively and individually, the acquisition and merger transactions, including any related financing or other related transactions, by which Koch Agriculture acquired PM Holdings on or about March 12, 1998, or which were entered into in connection therewith.

         56. "KOCH UNSECURED CLAIM" means an Unsecured Claim held by any of the Koch Entities against one or more of the Debtors.

         57. "NATIONAL SECURITIES EXCHANGE" means any exchange registered pursuant to Section 6(a) of the Securities Exchange Act of 1934, as amended, including the National Association of Securities Dealers Automated Quotation System.

         58. "NEW COMMON STOCK" means the shares of common stock, par value $.01 per share, of Reorganized PMI, authorized pursuant to the certificate of incorporation of Reorganized PMI.

         59. "NEW PREPETITION CREDIT FACILITY NOTES" means, collectively the New Revolving Notes, New Swap Claims Notes, New Tranche A Notes and New Tranche B Notes.

         60. "NEW REVOLVING NOTES" mean the notes of Reorganized PMI substantially on the terms set forth in Exhibit III.C.2.

         61. "NEW SWAP CLAIM NOTES" means the swap notes of Reorganized PMI, substantially on the terms set forth in Exhibit III.C.2.

         62. "NEW TRANCHE A NOTES" means the Tranche A notes of Reorganized PMI, substantially on the terms set forth in Exhibit III.C.2.

         63. "NEW TRANCHE B NOTES" means the Tranche B notes of Reorganized PMI, substantially on the terms set forth in Exhibit III.C.2.

         64. "NEW TAX SHARING AGREEMENT" means the tax sharing agreement among the Reorganized Debtors and certain of the other PMI Entities, substantially in the form of Exhibit IV.I.1.

         65. "OLD COMMON STOCK OF . . ." means, when used with reference to a particular Debtor or Debtors, the common stock, membership interests or partnership interests issued by such Debtor or Debtors and outstanding immediately prior to the Petition Date.

         66. "OLD PREPETITION CREDIT FACILITY NOTES" mean the notes under the Prepetition Credit Facility evidencing an Old Revolving Note Claim, an Old Tranche A Note Claim or an Old Tranche B Note Claim.

         67. "OLD REVOLVING NOTE CLAIM" means a Claim in respect of a Revolving Note under the Prepetition Credit Facility.

         68. "OLD SENIOR SUBORDINATED NOTE CLAIM" means a Claim under or evidenced by the Prepetition Indenture.

         69. "OLD SENIOR SUBORDINATED NOTES" means the senior subordinated notes issued by PMI pursuant to the Prepetition Indenture.

         70. "OLD TRANCHE A NOTE CLAIM" means a Claim in respect of a Tranche A Note under the Prepetition Credit Facility.

         71. "OLD TRANCHE B NOTE CLAIM" means a Claim in respect of a Tranche B Note under the Prepetition Credit Facility.

         72. "ORDINARY COURSE PROFESSIONALS ORDER" means the Order Authorizing Debtors and Debtors in Possession to Retain, Employ and Pay Professionals in the Ordinary Course of the Debtors' Businesses tendered by the Debtors to the Bankruptcy Court on the Petition Date in such form as that Order is entered by the Bankruptcy Court.

         73.     "PETITION DATE" means October      , 1999.

         74. "PLAN" means this joint plan of reorganization for the Debtors, to the extent applicable to any Debtor, and all Exhibits attached hereto or referenced herein, as the same may be amended, modified or supplemented.

         75. "PM HOLDINGS" means PM Holdings Corporation, a Delaware corporation, the parent corporation of PMI.

         76. "PMI" means Purina Mills, Inc., a Delaware corporation, one of the Debtors and the parent corporation of each of the PMI Subsidiary Debtors.

         77. "PMI ENTITIES" means PMI and all of its direct or indirect debtor and nondebtor subsidiaries.

         78. "PMI SUBSIDIARY DEBTORS" means, individually or collectively, a Debtor or Debtors other than PMI.

         79. "PREPETITION CREDIT FACILITY" means the Credit Agreement, dated as of March 12, 1998, among PMI, the lender parties named therein and Chase Bank (individually, as an issuing bank and as administrative agent), as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto.

         80. "PREPETITION INDENTURE" means the Indenture, dated as of March 12, 1998, between PMI and the Indenture Trustee, concerning the 9% Senior Subordinated Notes Due 2010, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto.

         81. "PRIORITY CLAIM" means a Claim that is entitled to priority in payment pursuant to section 507(a) of the Bankruptcy Code that is not an Administrative Claim or a Priority Tax Claim.

         82. "PRIORITY TAX CLAIM" means a Claim that is entitled to priority in payment pursuant to section 507(a)(8) of the Bankruptcy Code.

         83. "PROFESSIONAL" means any professional employed in the Reorganization Cases pursuant to sections 327 or 1103 of the Bankruptcy Code or any professional or other entity seeking compensation or reimbursement of expenses in connection with the Reorganization Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         84.     "PRO RATA" means:

                 a. when used with reference to a distribution of New Common Stock to holders of Allowed Claims in Class 5 pursuant to
         Article III, proportionately so that with respect to a particular Allowed Claim in Class 5, the ratio of (i)(A) the amount of property distributed on account of such Claim to (B) the amount of such Claim, is the same as the ratio of (ii)(A) the amount of property distributed on account of all Allowed Claims in Class 5 to (B) the amount of all Allowed Claims in Class 5; and

                 b. when used with reference to distributions of cash to holders of Allowed Claims in Class 5, including the Cash Investment Yield, the portion of cash allocable to a particular Allowed Claim in Class 5 on the basis of the amount of the dividends and other distributions on account of New Common Stock being distributed on account of such Claim and any related Cash Investment Yield. Calculations of the Pro Rata shares of the cash to be distributed at any particular time will be based on the cash and related Cash Investment Yield generated as of the last day of the month prior to the month in which such distributions are to be made.

         85. "QUARTERLY DISTRIBUTION DATE" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 45 days of the end of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

         86. "REAL PROPERTY EXECUTORY CONTRACT AND UNEXPIRED LEASE" means an Executory Contract or Unexpired Lease relating to a Debtor's interest in real property, and any Executory Contracts and Unexpired Leases appurtenant to the applicable real property, including all easements; licenses; permits; rights; privileges; immunities; options; rights of first refusal; powers; uses; usufructs; reciprocal easement or operating agreements; vault, tunnel or bridge agreements or franchises; development rights; and any other interests in real estate or rights in rem related to the applicable real property.

         87. "RECOVERY ACTIONS" means, collectively, any actions, causes of action, liabilities, obligations, rights, suits, damages, judgments, claims and demands held by the Debtors or their Estates or assertable by the Debtors or their Estates on behalf of creditors of their Estates against: (a) any of the Koch Entities or other parties, including former shareholders of PM Holdings, involved in the Koch Purchase Transaction (other than the PMI Entities) or their respective present and former shareholders, members, directors, officers, employees, agents, attorneys, accountants, investment bankers and other representatives; or (b) any of the Debtors' former officers and directors no longer affiliated with any of the Debtors in such capacity as of the Petition Date. Among other things, the Recovery Actions include: (a) preference, fraudulent conveyance and other avoidance actions under sections 544, 547, 548, 549 and 550 of the Bankruptcy Code and other applicable nonbankruptcy law; (b) claims arising out of illegal dividends or similar theories of liability; (c) claims based on piercing the corporate veil, alter ego liability or similar legal theories; (d) claims based on unjust enrichments; and (e) any other causes of action for damages arising out of the Koch Purchase Transaction or the Koch Entities' ownership or operation of the Debtors following the Koch Purchase Transaction including any such cause of action against any Koch Entity relating to maintenance of the CAP Plan, the provision of retiree medical benefits and the provision of director and officer liability insurance or indemnification.

         88. "REINSTATED" or "REINSTATEMENT" means rendering a Claim or Interest unimpaired within the meaning of section 1124 of the Bankruptcy Code. Unless the Plan specifies a particular method of Reinstatement, when the Plan provides that an Allowed Claim or Allowed Interest will be Reinstated, such Claim or Interest will be Reinstated, at the applicable Reorganized Debtor's sole discretion, in accordance with one of the following:

                 a. The legal, equitable and contractual rights to which such Claim or Interest entitles the holder will be unaltered; or

                 b. Notwithstanding any contractual provision or applicable law that entitles the holder of such Claim or Interest to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default:

                           i. any such default that occurred before or after the commencement of the applicable Reorganization Case, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, will be cured;

                           ii. the maturity of such Claim or Interest as such maturity existed before such default will be reinstated;

                           iii. the holder of such Claim or Interest will be compensated for any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law; and

                           iv. the legal, equitable or contractual rights to which such Claim or Interest entitles the holder of such Claim or Interest will not otherwise be altered.

         89. "REORGANIZATION CASE" means: (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor in the Bankruptcy Court and (b) when used with reference to all Debtors, the chapter 11 cases pending for the Debtors in the Bankruptcy Court.

         90. "REORGANIZED . . ." means, when used in reference to a particular Debtor, such Debtor on and after the Effective Date.

         91. "RESERVED SHARES" means 10,000,000 shares of New Common Stock to be placed in the Unsecured Claims Reserve for distribution to holders of Allowed Claims in Class 5.

         92. "RESTRUCTURING TRANSACTIONS" means, collectively, those mergers, consolidations, restructurings, dispositions, liquidations or dissolutions that the Debtors or Reorganized Debtors determine to be necessary or appropriate to effect a corporate restructuring of their respective businesses or otherwise to simplify the overall corporate structure of the Reorganized Debtors.

         93. "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs Filed by the Debtors, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms, as the same may have been or may be amended, modified or supplemented.

         94. "SECONDARY LIABILITY CLAIM" means an Unsecured Claim that arises from a Debtor being liable as a guarantor of, or otherwise being jointly, severally or secondarily liable for, any contractual, tort or other obligation of another Debtor, including any Unsecured Claim based on: (a) guaranties of collection, payment or performance; (b) indemnity bonds, obligations to indemnify or obligations to hold harmless; (c) performance bonds; (d) contingent liabilities arising out of contractual obligations or out of undertakings (including any assignment or other transfer) with respect to leases, operating agreements or other similar obligations made or given by a Debtor relating to the obligations or performance of another Debtor; (e) vicarious liability; (f) liabilities arising out of piercing the corporate veil, alter ego liability or similar legal theories; or (g) any other joint or several liability that any Debtor may have in respect of any obligation that is the basis of a Claim.

         95. "SECURED CLAIM" means a Claim that is secured by a lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to sections 506(a) and, if applicable, 1129(b) of the Bankruptcy Code.

         96. "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Section Section 77a-77aa, as now in effect or hereafter amended.

         97. "STIPULATION OF AMOUNT AND NATURE OF CLAIM" means a stipulation or other agreement between the applicable Debtor or Reorganized Debtor and a holder of a Claim or Interest, or an agreed order of the Bankruptcy Court, establishing the amount and nature of a Claim or Interest.

         98. "SWAP AGREEMENT" means any interest rate swap agreement or similar agreement giving rise to a Claim against any Debtor constituting a Secured Claim under the Prepetition Credit Facility.

         99. "SWAP CLAIMS" means the interest rate swap Claims and arising under the Swap Agreement.

         100. "THIRD PARTY DISBURSING AGENT" means an entity designated by Reorganized PMI to act as a Disbursing Agent pursuant to Section VI.B.

         101. "TORT CLAIM" means any Claim that has not been settled, compromised or otherwise resolved that (a) arises out of allegations of personal injury, wrongful death, property damage, products liability or similar legal theories of recovery or (b) arises under any federal, state or local statute, rule, regulation or ordinance governing, regulating or relating to health, safety, hazardous substances or the environment.

         102. "TRADE CLAIM" means any Unsecured Claim arising from or with respect to the sale of goods or rendition of services prior to the Petition Date, in the ordinary course of the applicable Debtor's business, including any Claim of an employee that is not a Priority Claim.

         103.    "UNINSURED CLAIM" means any Claim that is not an Insured Claim.

         104. "UNSECURED CLAIM" means any Claim that is not an Administrative Claim, Priority Claim, Priority Tax Claim, Secured Claim or Intercompany Claim.

         105. "UNSECURED CLAIMS RESERVE" means the reserve of Reserved Shares established pursuant to Section VI.D.1 for Claims in Class 5, which reserve will be maintained in trust for holders of Allowed Claims in Class 5 and will not constitute property of any of the Reorganized Debtors.

         106. "VOTING DEADLINE" means the deadline for submitting Ballots to accept or reject the Plan in accordance with section 1126 of the Bankruptcy Code, as specified in the Disclosure Statement.

         107. "WORKERS' COMPENSATION ORDER" means the Order Authorizing Debtors and Debtors in Possession to (A) Continue Their Participation in Workers' Compensation Insurance Programs Paid for or Maintained by Koch Industries, Inc. and (B) Reimburse Koch Industries, Inc. for Certain Prepetition Workers' Compensation Premiums, tendered by the Debtors to the Bankruptcy Court on the Petition Date in the form entered by the Bankruptcy Court.

B.       RULES OF INTERPRETATION AND COMPUTATION OF TIME

         1.      RULES OF INTERPRETATION

                 For purposes of the Plan, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or Exhibit Filed or to be Filed means such document or Exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan or Confirmation Order; (d) any reference to an entity as a holder of a Claim or Interest includes that entity's successors, assigns and affiliates; (e) all references in the Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to the Plan; (f) the words "herein," "hereunder" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) subject to the provisions of any contract, certificates of incorporation, by-laws, similar constituent documents, instrument, release or other agreement or document entered into in connection with the Plan, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and the Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

         2.      COMPUTATION OF TIME

                 In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) will apply.


                                    ARTICLE I

                         CLASSES OF CLAIMS AND INTERESTS


                 All Claims and Interests, except Administrative Claims and Priority Tax Claims, are placed in the following Classes. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, as described in Section III.A, have not been classified and thus are excluded from the following Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and is classified in other Classes to the extent that any remainder of the Claim or Interest qualifies within the description of such other Classes.

A.       UNIMPAIRED CLASSES OF CLAIMS

         1. CLASS 1 (UNSECURED PRIORITY CLAIMS): Priority Claims against any Debtor that are entitled to priority under sections 507(a)(3), 507(a)(4) or 507(a)(6) of the Bankruptcy Code.

         2. CLASS 3 (NON-BANK SECURED CLAIMS): Secured Claims against any Debtor that are not classified in Class 4.

         3.      CLASS 8 (PMI SUBSIDIARY DEBTORS OLD COMMON STOCK INTERESTS):
Interests on account of the Old Common Stock of the PMI Subsidiary Debtors.

B.       IMPAIRED CLASSES OF CLAIMS AND INTERESTS

         1. CLASS 2 (CONVENIENCE CLAIMS): All Unsecured Claims against any Debtor that otherwise would be classified in Class 5, but with respect to which all such Claims of a particular claim holder aggregate $1,000 or less or as to which such holder elects to reduce all of such Claims to $1,000 on the Ballot provided for voting on the Plan, by the Voting Deadline.

         2. CLASS 4 (BANK LOAN CLAIMS): Bank Loan Claims against any Debtor.

         3. CLASS 5 (GENERAL UNSECURED CLAIMS): Unsecured Claims against any Debtor that are not otherwise classified in Classes 1, 2, 4 or 6, including Old Senior Subordinated Note Claims, Trade Claims, Tort Claims and Koch Unsecured Claims.

         4. CLASS 6 (INTERCOMPANY CLAIMS): Intercompany Claims.

         5. CLASS 7 (PMI OLD COMMON STOCK INTERESTS): Interests of PM Holdings on account of the Old Common Stock of PMI.



                                  ARTICLE III.

                        TREATMENT OF CLAIMS AND INTERESTS

A.       UNCLASSIFIED CLAIMS

         1.      PAYMENT OF ADMINISTRATIVE CLAIMS

                 a.        ADMINISTRATIVE CLAIMS IN GENERAL

                 Except as specified in this Section III.A.1, and subject to the bar date provisions herein, unless otherwise agreed by the holder of an Administrative Claim and the applicable Debtor or Reorganized Debtor, each holder of an Administrative Claim will receive, in full satisfaction of its Claim, cash equal to the Allowed amount of such Administrative Claim on the Effective Date or, if the Administrative Claim is not allowed as of the Effective Date, 30 days after the date on which an order allowing such Claim becomes a Final Order or a Stipulation of Amount and Nature of Claim is executed by the applicable Reorganized Debtor and Claim holder.

                 b.        STATUTORY FEES

                 On or before the Effective Date, Administrative Claims for fees payable pursuant to 28 U.S.C. ' 1930 as determined by the Bankruptcy Court at the Confirmation Hearing, will be paid in cash equal to the amount of such Administrative Claims. All fees payable pursuant to 28 U.S.C. ' 1930 will be paid by the Reorganized Debtors in accordance therewith until the closing of the Reorganization Cases pursuant to section 350(a) of the Bankruptcy Code.

                 c.        ORDINARY COURSE LIABILITIES

                 Administrative Claims based on liabilities incurred by a Debtor in the ordinary course of its business (including Administrative Trade Claims, Administrative Claims of governmental units for taxes (including tax audit Claims related to tax years commencing after the Petition Date) and Administrative Claims arising from those contracts and leases of the kind described in Section V.F) will be paid by the applicable Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claims, without any further action by the holders of such Claims.

                 d.        CLAIMS UNDER DIP CREDIT AGREEMENT

                 On the Effective Date or at a later date determined pursuant to the DIP Credit Agreement, Administrative Claims under or evidenced by the DIP Credit Agreement will be paid in cash equal to the amount of such Administrative Claims.

                 e.        BAR DATES FOR ADMINISTRATIVE CLAIMS

                           i.       GENERAL BAR DATE PROVISIONS

                 Except as otherwise provided in Section III.A.1.e.ii, unless previously Filed, requests for payment of Administrative Claims must be Filed and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than 30 days after the Effective Date. Holders of Administrative Claims that are required to File and serve a request for payment of such Claims and that do not File and serve a request by the applicable bar date will be forever barred from asserting such Claims against the Debtors, the Reorganized Debtors or their respective property and such Claims will be deemed discharged as of the Effective Date. Objections to such requests must be Filed and served on the Reorganized Debtors and the requesting party by the later of: (A) 120 days after the Effective Date or (B) 60 days after the Filing of the applicable request for payment of Administrative Claims.

                           ii.      BAR DATES FOR CERTAIN ADMINISTRATIVE CLAIMS

                                    A.      PROFESSIONAL COMPENSATION

                 Professionals or other entities asserting a Fee Claim for services rendered before the Effective Date must File and serve on the Reorganized Debtors and such other entities who are designated by the Bankruptcy Rules, the Confirmation Order or other order of the Bankruptcy Court, an application for final allowance of such Fee Claim no later than 60 days after the Effective Date; provided, however, that any Professional who may receive compensation or reimbursement of expenses pursuant to the Ordinary Course Professionals Order may continue to receive such compensation and reimbursement of expenses for services rendered before the Effective Date, without further Bankruptcy Court review or approval, pursuant to the Ordinary Course Professionals Order. Objections to any Fee Claim must be Filed and served on the Reorganized Debtors and the requesting party by the later of: (A) 90 days after the Effective Date or (B) 30 days after the Filing of the applicable request for payment of the Fee Claim. To the extent necessary, the Confirmation Order shall amend and supersede any previously entered order of the Bankruptcy Court, including the Fee Order, regarding the payment of Fee Claims.

                                    B.      ORDINARY COURSE LIABILITIES

                 Holders of Administrative Claims based on liabilities incurred by a Debtor in the ordinary course of its business (including Administrative Trade Claims, Administrative Claims of governmental units for taxes (including tax audit Claims arising after the Petition Date) and Administrative Claims arising from those contracts and leases of the kind described in Section V.F) will not be required to File or serve any request for payment of such Claims. Such Claims will be satisfied pursuant to Section III.A.1.c.

                                    C.      CLAIMS UNDER DIP CREDIT AGREEMENT

                 Holders of Administrative Claims under or evidenced by the DIP Credit Agreement will not be required to File or serve any request for payment of such Claims. Such Claims will be satisfied pursuant to Section III.A.1.d.

         2.      PAYMENT OF PRIORITY TAX CLAIMS

                 a.        PRIORITY TAX CLAIMS

                 Pursuant to section 1129(a)(9)(C) of the Bankruptcy Code, unless otherwise agreed by the holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, each holder of a Priority Tax Claim will receive, in full satisfaction of its Claim, deferred cash payments over a period not exceeding six years from the date of assessment of such Claim. Payments will be made in equal annual installments of principal, plus simple interest accruing from the Effective Date at 7% per annum on the unpaid portion of each Priority Tax Claim (or upon such other terms determined by the Bankruptcy Court to provide the holders of Priority Tax Claims with deferred cash payments having a value, as of the Effective Date, equal to such Claims). Unless otherwise agreed by the holder of such Claim and the applicable Debtor or Reorganized Debtor, the first payment will be payable one year after the Effective Date or, if the Priority Tax Claim is not allowed within one year after the Effective Date, the first Quarterly Distribution Date after the date on which (i) an order allowing such Claim becomes a Final Order or (ii) a Stipulation of Amount and Nature of Claim is executed by the applicable Reorganized Debtor and Claim holder; provided, however, that the Reorganized Debtors will have the right to pay any Priority Tax Claim, or any remaining balance of such Claim, in full, at any time on or after the Effective Date, without premium or penalty.

                 b.        OTHER PROVISIONS CONCERNING TREATMENT OF PRIORITY
                           TAX CLAIMS

                 Notwithstanding the provisions of Section III.A.2.a. the holder of an Allowed Priority Tax Claim will not be entitled to receive any payment on account of any penalty arising with respect to or in connection with the Allowed Priority Tax Claim. Any such Claim or demand for any such penalty (i) will be subject to treatment in Class 5 and (ii) the holder of an Allowed Priority Tax Claim will not assess or attempt to collect such penalty from the Reorganized Debtors or their property.

B.       UNIMPAIRED CLASSES OF CLAIMS

         1. CLASS 1 (UNSECURED PRIORITY CLAIMS) ARE UNIMPAIRED. On the Effective Date, each holder of an Allowed Claim in Class 1 will receive cash equal to the amount of such Claim.

         2. CLASS 3 (NON-BANK SECURED CLAIMS) ARE UNIMPAIRED. On the Effective Date, unless otherwise agreed by a Claim holder and the applicable Debtor or Reorganized Debtor, each holder of an Allowed Claim in Class 3 will receive treatment on account of such Allowed Claim in the manner set forth in Option A or B below, at the election of the applicable Debtor. The applicable Debtor or Reorganized Debtor will be deemed to have elected Option B except with respect to any Allowed Claim as to which the applicable Debtor elects Option A in a certification Filed prior to the conclusion of the Confirmation Hearing.

                 Option A: Allowed Claims in Class 3 with respect to which the applicable Debtor or Reorganized Debtor selects Option A will be paid in cash, in full, by such Reorganized Debtor, unless the holder of such Claim agrees to less favorable treatment.

                 Option B: Allowed Claims in Class 3 with respect to which the applicable Debtor or Reorganized Debtor selects Option B will be Reinstated.

         3. CLASS 8 INTERESTS (PMI SUBSIDIARY DEBTORS OLD COMMON STOCK INTERESTS) ARE UNIMPAIRED. On the Effective Date, Allowed Interests in Class 8 will be Reinstated.

C.       IMPAIRED CLASSES OF CLAIMS AND INTERESTS

         1. CLASS 2 CLAIMS (CONVENIENCE CLAIMS) ARE IMPAIRED. On the Effective Date, each holder of an Allowed Claim or Claims in Class 2 will receive cash equal to the aggregate amount of such Claims (as reduced, if applicable, pursuant to an election by the holder thereof in accordance with Section II.B.1).

         2. CLASS 4 CLAIMS (BANK LOAN CLAIMS) ARE IMPAIRED. On the Effective Date, (a) each holder of an Allowed Bank Loan Claim in Class 4 constituting an Old Tranche A Note Claim or an Old Tranche B Note Claim under the Prepetition Credit Facility will receive a New Tranche A Note or New Tranche B Note, respectively, in the amount of such Claim, in accordance with the terms of
Exhibit III.C.2, (b) each holder of an Allowed Bank Loan Claim in Class 4 constituting an Old Revolving Note Claim under the Prepetition Credit Facility will receive a New Revolving Note in the amount of such Claim in accordance with the terms of Exhibit III.C.2 and (c) each holder of an Allowed Bank Loan Claim in Class 4 constituting a Swap Claim will receive a New Swap Claim Note in the amount of such Claim in accordance with the terms of Exhibit III.C.2.

         3. CLASS 5 CLAIMS (GENERAL UNSECURED CLAIMS) ARE IMPAIRED. On the Effective Date, each holder of an Allowed Claim in Class 5 will receive, in full satisfaction of such Allowed Claim, its Pro Rata share, based upon the principal amount of each holder's Allowed Claim, of the Reserved Shares.

         4. CLASS 6 CLAIMS (INTERCOMPANY CLAIMS) ARE IMPAIRED. No property will be distributed to or retained by the Debtors on account of Claims in Class 6, and such Claims will be discharged as of the Effective Date. Notwithstanding this treatment of Class 6 Claims, each of the Debtors holding an Intercompany Claim in Class 6 shall be deemed to have accepted the Plan.

         5. CLASS 7 INTERESTS (PMI OLD COMMON STOCK INTERESTS) ARE IMPAIRED. No property will be distributed to or retained by the holders of Allowed Interests in Class 7, and such Interests will be canceled as of the Effective Date.

D.       SPECIAL PROVISIONS REGARDING TREATMENT OF ALLOWED SECONDARY LIABILITY
         CLAIMS

                 The classification and treatment of Allowed Claims under the Plan takes into consideration all Allowed Secondary Liability Claims. On the Effective Date, Allowed Secondary Liability Claims will be treated as follows:

         1. The Allowed Secondary Liability Claims arising from or related to any Debtor's joint or several liability for the obligations under any: (a) Allowed Claim that is being Reinstated under the Plan or (b) Executory Contract or Unexpired Lease that is being assumed by another Debtor or under any Executory Contract or Unexpired Lease that is being assumed by and assigned to another Debtor or any other entity, will be Reinstated.

         2. Except as provided in Sections III.D.1 and consistent with Article VIII, holders of Allowed Secondary Liability Claims will be entitled to only one distribution in respect of such underlying Allowed Claim. No multiple recovery on account of any Allowed Secondary Liability Claim will be provided or permitted.

E.       SPECIAL PROVISIONS REGARDING INDENTURE TRUSTEE CHARGING LIENS

                 In full satisfaction of Allowed Claims secured by the Indenture Trustee's charging lien under the Prepetition Indenture, the Indenture Trustee will receive from the Reorganized Debtors cash equal to the amount of such Claims, and any Indenture Trustee charging lien will be released. Distributions received by holders of Allowed Claims in respect of Old Senior Subordinated Notes pursuant to the Plan will not be reduced on account of payment of Allowed Claims secured by the Indenture Trustee charging lien. Notwithstanding any other provisions of the Plan, upon: (a) submission of appropriate documentation to the Reorganized Debtors regarding fees and expenses incurred by the Indenture Trustee in connection with the Reorganization Cases through the Effective Date that are secured by the Indenture Trustee charging lien and (b) the failure of the Reorganized Debtors to object on the grounds of reasonableness, as determined under the terms of the applicable Old Indenture, to the payment of such fees and expenses within 10 days after receipt of such documentation, such Indenture Trustee will be deemed to hold an Allowed Claim for such fees and expenses, which the Reorganized Debtors will pay in cash within 30 days after the receipt of the documentation regarding the fees and expenses of such Indenture Trustee, without further Bankruptcy Court approval.


                                   ARTICLE IV.

                      MEANS FOR IMPLEMENTATION OF THE PLAN

A.       CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN THE REORGANIZED
         DEBTORS

                 Except as otherwise provided herein, each Debtor will, as a Reorganized Debtor, continue to exist after the Effective Date as a separate corporate entity, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided herein, as of the Effective Date, all property of the respective Estates of the Debtors, and any property acquired by a Debtor or Reorganized Debtor under the Plan, will vest in the applicable Reorganized Debtor, free and clear of all Claims, liens, charges, other encumbrances and Interests. On and after the Effective Date, each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property, and compromise or settle any Claims or Interests without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges that it incurs on or after the Effective Date for professionals' fees, disbursements, expenses or related support services without application to the Bankruptcy Court.

B.       RESTRUCTURING TRANSACTIONS

         1.      RESTRUCTURING TRANSACTIONS GENERALLY

                 On or after the Effective Date, the applicable Debtor or Reorganized Debtors may enter into such transactions and may take such actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses or to otherwise simplify the overall corporate structure of the Reorganized Debtors. Such restructuring may include one or more mergers, consolidations, restructurings, dispositions, liquidations or dissolutions, as may be determined by the Debtors or Reorganized Debtors to be necessary or appropriate. The actions to effect these transactions may include: (a) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, disposition, liquidation or dissolution containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable state law and such other terms to which the applicable entities may agree; (b) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, duty or obligation on terms consistent with the terms of the Plan and having such other terms to which the applicable entities may agree; (c) the filing of appropriate certificates or articles of merger, consolidation or dissolution pursuant to applicable state law; and (d) all other actions that the applicable entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable state law in connection with such transactions.

         2. OBLIGATIONS OF ANY SUCCESSOR CORPORATION IN A RESTRUCTURING TRANSACTION

                 The Restructuring Transactions may include one or more mergers, consolidations, restructurings, dispositions, liquidations or dissolutions, as may be determined by the Debtors or Reorganized Debtors to be necessary or appropriate to result in substantially all of the respective assets, properties, rights, liabilities, duties and obligations of certain of the Reorganized Debtors vesting in one or more surviving, resulting or acquiring corporations. In each case in which the surviving, resulting or acquiring corporation in any such transaction is a successor to a Reorganized Debtor, such surviving, resulting or acquiring corporation will perform the obligations of the applicable Reorganized Debtor pursuant to the Plan to pay or otherwise satisfy the Allowed Claims against such Reorganized Debtor, except as provided in any contract, instrument or other agreement or document effecting a disposition to such surviving, resulting or acquiring corporation, which may provide that another Reorganized Debtor will perform such obligations.

C. CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS, EMPLOYMENT-RELATED AGREEMENTS AND COMPENSATION PROGRAMS

         1.      CERTIFICATES OF INCORPORATION AND BY-LAWS

                 a.        REORGANIZED PMI

                 As of the Effective Date, the certificate of incorporation and the by-laws of Reorganized PMI will be substantially in the forms of Exhibits IV.C.1.a(i) and IV.C.1.a(ii), respectively. The initial certificates of incorporation and by-laws of Reorganized PMI, among other things, will: (i) prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a) of the Bankruptcy Code and (ii) authorize the issuance of New Common Stock in amounts not less than the amounts necessary to permit the distributions thereof required or contemplated by the Plan. After the Effective Date, Reorganized PMI may amend and restate its certificates of incorporation or by-laws as permitted by the Delaware General Corporation Law, subject to the terms and conditions of such constituent documents.

                 b.        REORGANIZED PMI SUBSIDIARY DEBTORS

                 As of the Effective Date, the certificates of incorporation and the by-laws or similar constituent documents of each Reorganized PMI Subsidiary Debtor will be substantially in the forms of Exhibits IV.C.1.b(i) and IV.C.1.b(ii), respectively. The initial certificates of incorporation and by-laws or similar constituent documents of each Reorganized PMI Subsidiary Debtor, among other things, will prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a) of the Bankruptcy Code. After the Effective Date or the effective time of any applicable Restructuring Transaction, each such entity may amend and restate its certificates of incorporation or by-laws or similar constituent documents as permitted by applicable state law, subject to the terms and conditions of such constituent documents.

         2.      DIRECTORS AND OFFICERS OF THE REORGANIZED DEBTORS

                 The initial board of directors and officers of each of the Reorganized Debtors will consist of the individuals identified on Exhibit IV.C.2. Each such director and officer will serve from and after the Effective Date until his or her successor is duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the terms of the certificates of incorporation and by-laws or similar constituent documents of the applicable Reorganized Debtor and applicable state law. Exhibit IV.C.2 identifies the initial term for each director in accordance with the provisions of the Reorganized Debtors' respective certificates of incorporation and by-laws.

         3. NEW EMPLOYMENT, RETIREMENT, INDEMNIFICATION AND OTHER RELATED AGREEMENTS AND INCENTIVE COMPENSATION PROGRAMS

                 As of the Effective Date, the Reorganized Debtors will have authority to: (a) maintain, amend or revise existing employment, retirement, welfare, incentive, severance, indemnification and other agreements with their active directors, officers and employees, subject to the terms and conditions of any such agreement; (b) enter into new employment, retirement, welfare, incentive, severance, indemnification and other agreements for active and retired employees; and (c) make the initial grants under the Equity Incentive Plan as described on Exhibit IV.C.3.a Exhibit IV.C.3.b provides
(i) a list of the employment agreements and plans that are in effect on the Effective Date and (ii) a description of the Equity Incentive Plan that will take effect as of the Effective Date. In addition, the Disclosure Statement provides a schedule and a summary and description of the Debtors' employment, retirement, severance, indemnification and other related agreements and incentive compensation programs that are to take or remain in effect on or as of the Effective Date.

         4.      CORPORATE ACTION

                 The Restructuring Transactions; the adoption of new or amended and restated certificates of incorporation and by-laws or similar constituent documents for the Reorganized Debtors; the initial selection of directors and officers for the Reorganized Debtors; the entry into the Exit Financing Facility; the distribution of cash pursuant to the Plan; the issuance and distribution of New Common Stock pursuant to the Plan; the adoption, execution, delivery and implementation of all contracts, leases, instruments, releases and other agreements or documents related to any of the foregoing; the adoption, execution and implementation of employment, retirement and indemnification agreements, incentive compensation programs, retirement income plans, welfare benefit plans and other employee plans and related agreements, including the plans and agreements described on Exhibit IV.C.3.b; the entry into the New Tax Sharing Agreement; and the other matters provided for under the Plan involving the corporate structure of any Debtor or Reorganized Debtor or corporate action to be taken by or required of any Debtor or Reorganized Debtor will occur and be effective as of the Effective Date, and will be authorized and approved in all respects and for all purposes without any requirement of further action by stockholders or directors of any of the Debtors or the Reorganized Debtors.

D. EXIT FINANCING FACILITY, OBTAINING CASH FOR PLAN DISTRIBUTIONS AND TRANSFERS OF FUNDS AMONG THE DEBTORS

                 On the Effective Date, the Reorganized Debtors will execute and deliver those documents necessary or appropriate to obtain the Exit Financing Facility. All cash necessary for the Reorganized Debtors to make payments pursuant to the Plan will be obtained from the Reorganized Debtors' cash balances and operations or the Exit Financing Facility. Cash payments to be made pursuant to the Plan will be made by Reorganized PMI; provided, however, that the Debtors and the Reorganized Debtors will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable Reorganized PMI to satisfy its obligations under the Plan. Any Intercompany Claims resulting from such transfers will be accounted for and settled in accordance with the Debtors' historical intercompany account settlement practices.

E.       PRESERVATION OF RIGHTS OF ACTION; SETTLEMENT AGREEMENTS AND RELEASES

         1. PRESERVATION OF RIGHTS OF ACTION BY THE DEBTORS AND REORGANIZED DEBTORS

                 Except as provided in the Plan or in any contract, instrument, release or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors will retain and may enforce any claims, demands, rights and causes of action that any Debtor or Estate may hold against any entity, including the Recovery Actions. The Reorganized Debtors or their successors may pursue such retained claims, demands, rights or causes of action, as appropriate, in accordance with the best interests of the Reorganized Debtors or their successors holding such claims, demands, rights or causes of action. Further, the Reorganized Debtors retain their rights to File and pursue any adversary proceedings against any trade creditor or vendor related to debit balances or deposits owed to any Debtor.

         2.      RELEASES

                 a.        RELEASES BY HOLDERS OF CLAIMS OR INTERESTS

                 As of the Effective Date, to the fullest extent permissible under applicable law, in consideration for the obligations of the Debtors and Reorganized Debtors under the Plan and the cash, New Common Stock, New Prepetition Credit Facility Notes and other contracts, instruments, releases, agreements or documents to be delivered in connection with the Plan, each entity (other than a Debtor) that has held, holds or may hold (directly, derivatively or otherwise) a Claim or Interest will be deemed to forever release, waive and discharge all claims, demands, debts, rights, causes of action or liabilities (other than the right to enforce the Debtors' or the Reorganized Debtors' obligations under the Plan and the contracts, instruments, releases, agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, that are based in whole or in part on any act, omission or other occurrence taking place on or prior to the Effective Date in any way relating to a Debtor, the Reorganization Cases or the Plan that such entity has, had or may have against any Debtor (which release will be in addition to the discharge of Claims and termination of Interests provided herein and under the Confirmation Order and the Bankruptcy Code) and its present and former directors, officers, employees, agents, attorneys, accountants, investment bankers and other representatives of any of the foregoing, acting in such capacity. Notwithstanding the foregoing, nothing in this Section IV.E.2.a. shall constitute a release by any Debtor of any claims, demands, debts, rights, causes of action or liabilities, whether held directly, derivatively or otherwise, in respect to the Recovery Actions, all of which shall be treated as contemplated by Section 4.E.1.

                 b.        INJUNCTION RELATED TO RELEASES

                 As further provided in Section XI.B, the Confirmation Order will permanently enjoin the commencement or prosecution by any entity, whether directly, derivatively or otherwise, of any claim, demand, debt, right, cause of action or liability released pursuant to the Plan.

F.       CONTINUATION OF CERTAIN EMPLOYEE, RETIREE AND WORKERS' COMPENSATION
         BENEFITS

         1.      EMPLOYEE BENEFITS

                 Except as modified or replaced by the agreements, plans and programs described in Exhibit IV.C.3.b, from and after the Effective Date, the Reorganized Debtors will continue (or continue as modified or replaced) their existing employee benefit policies, plans and agreements, including: (a) medical, dental, life, travel accident and accidental death and dismemberment insurance, (b) sick pay, short-term disability pay and long-term disability insurance, (c) vacation and holiday pay, (d) bonus and severance programs, (e) tuition assistance policy and (f) a qualified deferred compensation and profit sharing plan.

         2.      RETIREE MEDICAL BENEFITS

                 From and after the Effective Date, the Reorganized Debtors will be obligated to pay retiree benefits (as defined in section 1114(a) of the Bankruptcy Code) and any similar health and medical benefits in accordance with the terms of the retiree benefit plans or other agreements governing the payment of such benefits, subject to any rights to amend, modify or terminate such benefits under the terms of the applicable retiree benefits plan, other agreement or applicable nonbankruptcy law.

         3.      WORKERS' COMPENSATION BENEFITS

                 From and after the Effective Date, the Reorganized Debtors will continue to pay the Koch Entities for the Claims arising before the Petition Date under the Koch Entities' workers' compensation programs that the Debtors obtained authority to pay pursuant to the Workers' Compensation Order.

G.       LIMITATIONS ON AMOUNTS TO BE DISTRIBUTED TO HOLDERS OF ALLOWED INSURED
         CLAIMS

                 Distributions under the Plan to each holder of an Allowed Insured Claim will be in accordance with the treatment provided under the Plan for the Class in which such Allowed Insured Claim is classified, but solely to the extent that such Allowed Insured Claim is not satisfied from proceeds payable to the holder thereof under any pertinent insurance policies and applicable law. Nothing in this Section IV.G will constitute a waiver of any claim, demand, debt, right, cause of action or liability that any entity may hold against any other entity, including the Debtors' insurance carriers.

H.       CANCELLATION AND SURRENDER OF INSTRUMENTS, SECURITIES AND OTHER
         DOCUMENTATION

                 Except as provided in any contract, instrument or other agreement or document created in connection with the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Article III, the Prepetition Credit Facility, the Old Prepetition Credit Facility Notes, the Prepetition Indenture, the Old Senior Subordinated Notes and the Old Common Stock of PMI will be canceled and of no further force and effect, without any further action on the part of any Debtor or Reorganized Debtor. The holders of or parties to such canceled instruments, securities and other documentation will have no rights arising from or relating to such instruments, securities and other documentation or the cancellation thereof, except the rights provided pursuant to the Plan; provided, however, that no distribution under the Plan will be made to or on behalf of any holder of an Allowed Claim evidenced by such canceled instruments or securities unless and until such instruments or securities are received by the applicable Disbursing Agent to the extent required in Section VI.J.

I.       OTHER AGREEMENTS RELATED TO IMPLEMENTATION OF THE PLAN

         1. As of the Effective Date, the Reorganized Debtors and certain of the other PMI Entities will enter into the New Tax Sharing Agreement substantially in the form of Exhibit IV.I.1, which will, among other things, allocate among the parties thereto responsibility for any post-Effective Date tax obligations and benefits between and among them.

         2. As of the Effective Date, the Equity Incentive Plan, which is included as part of Exhibit IV.C.3.b, becomes effective under its own terms and as provided in Section IV.C.4. As of the date the Equity Incentive Plan becomes effective, the Equity Incentive Plan and the initial grants thereunder as contemplated by Section IV.C.3.a will be deemed authorized and approved in all respects and for all purposes without any requirements of further action by shareholders or directors of PMI or Reorganized PMI.

J.       RELEASE OF LIENS

                 Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document created in connection with the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Article III, all mortgages, deeds of trust, liens or other security interests against the property of any Estate will be fully released and discharged, and all of the right, title and interest of any holder of such mortgages, deeds of trust, liens or other security interests, including any rights to any collateral thereunder, will revert to the applicable Reorganized Debtor and its successors and assigns.

K. EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS; EXEMPTION FROM CERTAIN TRANSFER TAXES

                 The Chairman of the Board, Chief Executive Officer, President, Executive Vice President, Chief Financial Officer, Chief Operating Officer, Senior Vice President or any Vice President of each Debtor or Reorganized Debtor will be authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor will be authorized to certify or attest to any of the foregoing actions. Pursuant to section 1146(c) of the Bankruptcy Code: (1) the issuance, transfer or exchange of New Common Stock; (2) the creation of any mortgage, deed of trust, lien or other security interest; (3) the making or assignment of any lease or sublease; (4) the execution and delivery of the Exit Financing Facility; or (5) the making or delivery of any deed or other instrument of transfer under, in furtherance of or in connection with the Plan, including any merger agreements; agreements of consolidation, restructuring, disposition, liquidation or dissolution; deeds; bills of sale; or assignments executed in connection with any Restructuring Transaction pursuant to the Plan will not be subject to any stamp tax, real estate transfer tax or similar tax.


                                   ARTICLE V.

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

A.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED OR ASSUMED AND
         ASSIGNED

         1.      ASSUMPTION AND ASSIGNMENT GENERALLY

                 Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into in connection with the Plan, on the Effective Date, pursuant to section 365 of the Bankruptcy Code, the Debtors will assume, or assume and assign, as indicated, each of the Executory Contracts and Unexpired Leases listed on Exhibit V.A.1; provided, however, that the Debtors and Reorganized Debtors reserve the right, at any time prior to the Confirmation Date, to amend Exhibit V.A.1 to: (a) delete any Executory Contract or Unexpired Lease listed therein, thus providing for its rejection pursuant to Section V.C or (b) add any Executory Contract or Unexpired Lease thereto, thus providing for its assumption or assumption and assignment pursuant to this Section V.A.1. The Debtors or Reorganized Debtors will provide notice of any amendments to Exhibit V.A.1 to the parties to the Executory Contracts or Unexpired Leases affected thereby and to the parties on the then applicable service list in the Reorganization Cases (including the Creditors' Committee). Each contract and lease listed on Exhibit V.A.1 will be assumed only to the extent that any such contract or lease constitutes an Executory Contract or Unexpired Lease. Listing a contract or lease on Exhibit V.A.1 will not constitute an admission by a Debtor or Reorganized Debtor that such contract or lease (including any related agreements as described in Sections I.A.86 or V.A.2) is an Executory Contract or Unexpired Lease or that a Debtor or Reorganized Debtor has any liability thereunder.

         2. ASSUMPTIONS AND ASSIGNMENTS OF REAL PROPERTY EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                 Each Real Property Executory Contract and Unexpired Lease listed on Exhibit V.A.1 will include any modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such contract or lease, irrespective of whether such agreement, instrument or other document is listed on Exhibit V.A.1, unless any such modification, amendment, supplement, restatement or other agreement is rejected pursuant to Section V.C and is listed on Exhibit V.C.

         3.      ASSIGNMENTS RELATED TO THE RESTRUCTURING TRANSACTIONS

                 As of the effective time of the applicable Restructuring Transaction, any Executory Contract or Unexpired Lease (including any related agreements as described in Sections I.A.86 and V.A.2) to be held by any Debtor or another surviving, resulting or acquiring corporation in the applicable Restructuring Transaction, will be deemed assigned to the applicable entity, pursuant to section 365 of the Bankruptcy Code.

         4.      APPROVAL OF ASSUMPTIONS AND ASSIGNMENTS

                 The Confirmation Order will constitute an order of the Bankruptcy Court approving the assumptions and assignments described in this
Section V.A and Section V.E, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date. The order of the Bankruptcy Court approving the Disclosure Statement or another order of the Bankruptcy Court entered on or prior to the Confirmation Date will specify the procedures for providing notice to each party whose Executory Contract or Unexpired Lease is being assumed or assumed and assigned pursuant to the Plan of: (a) the contract or lease being assumed or assumed and assigned; (b) the Cure Amount Claim, if any, that the applicable Debtor believes it would be obligated to pay in connection with such assumption; and (c) the procedures for such party to object to the assumption, assignment or amount of the proposed Cure Amount Claim.

B.       PAYMENTS RELATED TO ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED
         LEASES

                 To the extent that such Claims constitute monetary defaults, the Cure Amount Claims associated with each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan will be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor assuming such contract or lease or the assignee of such Debtor, if any: (1) by payment of the Cure Amount Claim in cash on the Effective Date or (2) on such other terms as are agreed to by the parties to such Executory Contract or Unexpired Lease. If there is a dispute regarding: (1) the amount of any Cure Amount Claim, (2) the ability of the applicable Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (3) any other matter pertaining to assumption of such contract or lease, the cure payments required by section 365(b)(1) of the Bankruptcy Code will be made following the entry of a Final Order resolving the dispute and approving the assumption. For assumptions of Executory Contracts or Unexpired Leases between Debtors, the Reorganized Debtor assuming such contract may cure any monetary default (1) by treating such amount as either a direct or indirect contribution to capital or distribution (as appropriate) or (2) through an intercompany account balance in lieu of payment in cash.

C.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED

                 On the Effective Date, except for an Executory Contract or Unexpired Lease that was previously assumed, assumed and assigned or rejected by an order of the Bankruptcy Court or that is assumed pursuant to Section V.A (including any related agreements assumed pursuant to Sections I.A.86 and V.A.2), each Executory Contract and Unexpired Lease entered into by a Debtor prior to the Petition Date that has not previously expired or terminated pursuant to its own terms will be rejected pursuant to section 365 of the Bankruptcy Code. The Executory Contracts and Unexpired Leases to be rejected will include the Executory Contracts and Unexpired Leases listed on Exhibit V.C. Each contract and lease listed on Exhibit V.C will be rejected only to the extent that any such contract or lease constitutes an Executory Contract or Unexpired Lease. Listing a contract or lease on Exhibit V.C will not constitute an admission by a Debtor or Reorganized Debtor that such contract or lease (including related agreements as described above in Sections I.A.86) is an Executory Contract or Unexpired Lease or that a Debtor or Reorganized Debtor has any liability thereunder. Any Executory Contract and Unexpired Lease not listed on Exhibit V.A.1 will be rejected irrespective of whether such contract is listed on Exhibit V.C. The Confirmation Order will constitute an order of the Bankruptcy Court approving such rejections, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.

D.       BAR DATE FOR REJECTION DAMAGES

                 Notwithstanding anything in the Bar Date Order to the contrary, if the rejection of an Executory Contract or Unexpired Lease pursuant to Section V.C gives rise to a Claim (including any Claims arising from those indemnification obligations described in Section V.E.1) by the other party or parties to such contract or lease, such Claim will be forever barred and will not be enforceable against the Debtors, the Reorganized Debtors, their respective successors or their respective properties unless a proof of Claim is Filed and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of the entry of the Confirmation Order or another order of the Bankruptcy Court, no later than 30 days after the Effective Date.

E.       SPECIAL EXECUTORY CONTRACT AND UNEXPIRED LEASE ISSUES

         1.      OBLIGATIONS TO INDEMNIFY DIRECTORS, OFFICERS AND EMPLOYEES

                 a. The obligations of each Debtor or Reorganized Debtor to indemnify any person serving as one of its directors, officers or employees as of or following the Petition Date, by reason of such person's prior or future service in such a capacity, or as a director, officer or employee of another corporation, partnership or other legal entity (other than any of the Koch Entities), to the extent provided in the applicable certificates of incorporation, by-laws or similar constituent documents or by statutory law or written agreement of or with such Debtor, will be deemed and treated as executory contracts that are assumed by the applicable Debtor or Reorganized Debtor pursuant to the Plan and section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such indemnification obligations will survive and be unaffected by entry of the Confirmation Order, irrespective of whether such indemnification is owed for an act or event occurring before or after the Petition Date.

                 b. The obligations of each Debtor or Reorganized Debtor to indemnify any person who, as of the Petition Date, was no longer serving as a director, officer or employee of such Debtor or Reorganized Debtor, which indemnity obligation arose by reason of such person's prior service in any such capacity, or as a director, officer or employee of another corporation, partnership or other legal entity, whether provided in the applicable certificates of incorporation, by-laws or similar constituent documents or by statutory law, written agreement, policies or procedures of or with such Debtor, will terminate and be discharged pursuant to section 502(e) of the Bankruptcy Code or otherwise, as of the Effective Date; provided, however, that, to the extent that such indemnification obligations no longer give rise to contingent Claims that can be disallowed pursuant to section 502(e) of the Bankruptcy Code, such indemnification obligations will be deemed and treated as executory contracts that are rejected by the applicable Debtor pursuant to the Plan and section 365 of the Bankruptcy Code, as of the Effective Date, and any Claims arising from such indemnification obligations (including any rejection damage claims) will be subject to the bar date provisions of Section V.D.

                 c. The obligations of each Debtor or Reorganized Debtor to indemnify any person serving as one of its directors, officers or employees as of or following the Petition Date, by reason of such person's prior or future service as a director, officer or employee of any of the Koch Entities will be treated in accordance with Section V.E.1.b. In all other respects, the Debtors' indemnity obligations to such a person shall be as specified in Section V.E.1.a.

         2. REINSTATEMENT OF ALLOWED SECONDARY LIABILITY CLAIMS ARISING FROM OR RELATED TO EXECUTORY CONTRACTS OR UNEXPIRED LEASES ASSUMED BY THE DEBTORS

                 On the Effective Date, in accordance with Section III.D.1, any Allowed Secondary Liability Claim arising from or related to any Debtor's joint or several liability for the obligations under or with respect to: (a) any Executory Contract or Unexpired Lease that is being assumed or deemed assumed pursuant to section 365 of the Bankruptcy Code by another Debtor; (b) any Executory Contract or Unexpired Lease that is being assumed by and assigned to another Debtor; or (c) a Reinstated Claim will be Reinstated. Accordingly, such Allowed Secondary Liability Claims will survive and be unaffected by entry of the Confirmation Order.

         3.      ASSUMED CUSTOMER GUARANTEES

                 The obligations of each Debtor or Reorganized Debtor under any Assumed Customer Guarantee listed on Exhibit I.A.5 will be deemed and treated as executory contracts that are assumed by the applicable Debtor or Reorganized Debtor pursuant to the Plan and section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such obligations will survive and be unaffected by entry of the Confirmation Order.

F.       CONTRACTS AND LEASES ENTERED INTO AFTER THE PETITION DATE

                 Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.


                                   ARTICLE VI.

                       PROVISIONS GOVERNING DISTRIBUTIONS

A.       DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

         1.      DISTRIBUTIONS TO BE MADE ON THE EFFECTIVE DATE

                 Except as otherwise provided in this Article VI, distributions of cash, New Common Stock and New Prepetition Credit Facility Notes to be made on the Effective Date to holders of Claims that are allowed as of the Effective Date will be deemed made on the Effective Date if made on the Effective Date or as promptly thereafter as practicable, but in any event no later than: (a) 60 days after the Effective Date or (b) such later date when the applicable conditions of Section V.B (regarding cure payments for Executory Contracts and Unexpired Leases being assumed), Section VI.E.2 (regarding undeliverable distributions) or Section VI.J (regarding surrender of canceled instruments and securities) are satisfied. Distributions on account of Claims that become Allowed Claims after the Effective Date will be made pursuant to Sections VI.H and VII.C.

         2. DISTRIBUTIONS ON EFFECTIVE DATE IN RESPECT OF CLASS 5 GENERAL UNSECURED CLAIMS

                 From and after the Effective Date, New Common Stock to be distributed on account of Class 5 Claims (and any cash generated from dividends or distributions thereon) will be maintained by and in the name of the applicable Disbursing Agent in the Unsecured Claims Reserve in accordance with
Article VII and held in trust pending distribution by the Disbursing Agent for the benefit of the holders of such Claims, accounted for separately and will not constitute property of any of the Reorganized Debtors. The Disbursing Agent will invest any cash in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Distributions of cash on account of each Allowed Class 5 Claim will include a Pro Rata share of the Cash Investment Yield from such investment of cash. New Common Stock to be issued and distributed on account of Class 5 Claims will be deemed issued as of the Effective Date, irrespective of the date on which it actually is distributed.

B.       METHOD OF DISTRIBUTIONS TO HOLDERS OF CLAIMS

                 Reorganized PMI, or such Third Party Disbursing Agents as Reorganized PMI may employ in its sole discretion, will make all distributions of cash, New Common Stock, New Prepetition Credit Facility Notes and other instruments or documents required under the Plan. Each Disbursing Agent will serve without bond, and any Disbursing Agent may employ or contract with other entities to assist in or make the distributions required by the Plan.

C.       COMPENSATION AND REIMBURSEMENT FOR SERVICES RELATED TO DISTRIBUTIONS

                 Each Third Party Disbursing Agent providing services related to distributions pursuant to the Plan will receive from Reorganized PMI, without further Bankruptcy Court approval, reasonable compensation for such services and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services. These payments will be made on terms agreed to with Reorganized PMI, and will not be deducted from distributions to be made pursuant to the Plan to holders of Allowed Claims (including any distributions of Cash Investment Yield) receiving distributions from a Third Party Disbursing Agent.

D.       PROVISIONS GOVERNING THE UNSECURED CLAIMS RESERVE

         1.      FUNDING OF THE UNSECURED CLAIMS RESERVE

                 On the Effective Date, the Reserved Shares will be placed in the Unsecured Claims Reserve for the benefit of holders of Allowed Claims in Class 5.

         2.      PROPERTY HELD IN UNSECURED CLAIMS RESERVE

                 a.        DIVIDENDS AND DISTRIBUTIONS

                 Cash dividends and other distributions on account of New Common Stock held in the Unsecured Claims Reserve will be transferred to the Unsecured Claims Reserve concurrently with the transfer of such dividends and other distributions to other holders of New Common Stock. Cash held in the Unsecured Claims Reserve as a result of such dividends and other distributions will be deposited in a segregated bank account in the name of the applicable Disbursing Agent, held in trust for the benefit of the potential claimants of such funds, accounted for separately and will not constitute property of the Reorganized Debtors. The Disbursing Agent will invest the cash held in the applicable Unsecured Claims Reserve in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. The Disbursing Agent also will place in the Unsecured Claims Reserve the Cash Investment Yield from such investment of cash.

                 b.        RECOURSE

                 Each holder of an Allowed Claim (or a Disputed Claim that ultimately becomes an Allowed Claim) in Class 5 will have recourse only to the undistributed cash and New Common Stock held in the Unsecured Claims Reserve for satisfaction of the distributions to which holders of Allowed Class 5 Claims are entitled under the Plan, and not to any Reorganized Debtor, its property or any assets previously distributed on account of any Allowed Claim.

E.       DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

         1.      DELIVERY OF DISTRIBUTIONS IN GENERAL

                 Distributions to holders of Allowed Claims will be made by a Disbursing Agent (a) at the addresses set forth on the respective proofs of Claim by holders of such Claims; (b) at the addresses set forth in any written certification of address change delivered to the Disbursing Agents after the date of Filing of any related proof of Claim; or (c) at the addresses reflected in the applicable Debtor's Schedules if no proof of Claim has been Filed and the Disbursing Agent has not received a written notice of a change of address.

         2.      UNDELIVERABLE DISTRIBUTIONS HELD BY DISBURSING AGENTS

                 a.        HOLDING AND INVESTMENT OF UNDELIVERABLE DISTRIBUTIONS

                           i.       If any  distribution to an Allowed Claim
holder is returned to a Disbursing Agent as undeliverable, no further distributions will be made to such holder unless and until the applicable Disbursing Agent is notified by written certification of such holder's then-current address. Undeliverable distributions will remain in the possession of the applicable Disbursing Agent pursuant to this Section VI.E.2.a.i until such time as a distribution becomes deliverable. Undeliverable cash (including dividends or other distributions on undeliverable New Common Stock) will be held in segregated bank accounts in the name of the applicable Disbursing Agent for the benefit of the potential claimants of such funds. Any Disbursing Agent holding undeliverable cash will invest such cash in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Undeliverable New Common Stock will be held by the applicable Disbursing Agent for the benefit of the potential claimants of such securities.

                           ii.      Pending the  distribution of any New Common
Stock, the applicable Disbursing Agent will cause all of the New Common Stock held by it in its capacity as Disbursing Agent (i.e., all New Common Stock in the Unsecured Claims Reserve, whether relating to undeliverable distributions or simply undelivered distributions) to be (a) represented in person or by proxy at each meeting of the stockholders of Reorganized PMI, (b) voted in any election of directors of Reorganized PMI for the nominees recommended by the board of directors of Reorganized PMI and (c) voted with respect to any other matter as recommended by the board of directors of Reorganized PMI.

                 b.        AFTER DISTRIBUTIONS BECOME DELIVERABLE

                 On each Quarterly Distribution Date, the applicable Disbursing Agents will make all distributions that become deliverable to holders of Allowed Claims during the preceding calendar quarter. Each such distribution will include, to the extent applicable: (i) a Pro Rata share of dividends or other distributions, if any, that were previously paid to the Disbursing Agent in respect of any New Common Stock included in such distribution and (ii) a Pro Rata share of the Cash Investment Yield from the investment of any undeliverable cash (including dividends or other distributions on undeliverable New Common Stock) from the date that such distribution would have first been due had it then been deliverable to the date that such distribution becomes deliverable.

                 c.        FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS

                 Any holder of an Allowed Claim that does not assert a claim pursuant to the Plan for an undeliverable distribution to be made by a Disbursing Agent within two years after the later of (i) the Effective Date and
(ii) the last date on which a distribution was deliverable will have its claim for such undeliverable distribution discharged and will be forever barred from asserting any such claim against the Reorganized Debtors or their respective property. In such cases with respect to Allowed Claims in Class 5, cash and New Common Stock will be retained in the Unsecured Claims Reserve, for redistribution Pro Rata to holders of Allowed Claims in such Class, pursuant to
Section VI.H.2.b. For purposes of this redistribution, each Allowed Claim in Class 5 for which such distributions are undeliverable will be deemed disallowed in its entirety. In such cases with respect to Allowed Claims in any other Class, unclaimed cash will become property of Reorganized PMI, free of any restrictions thereon, and any such cash held by a Third Party Disbursing Agent will be returned to Reorganized PMI. Nothing contained in the Plan will require any Debtor, Reorganized Debtor or Disbursing Agent to attempt to locate any holder of an Allowed Claim.

F.       DISTRIBUTION RECORD DATE

         1. A Disbursing Agent will have no obligation to recognize the transfer of, or the sale of any participation in, any Allowed Bank Loan Claim that occurs after the close of business on the Distribution Record Date, and will be entitled for all purposes herein to recognize and distribute only to those holders of Allowed Bank Loan Claims who are holders of such Claims, or participants therein, as of the close of business on the Distribution Record Date.

         2. As of the close of business on the Distribution Record Date, the respective transfer registers for the Old Senior Subordinated Notes, as maintained by the Debtors or the Indenture Trustee, will be closed. The applicable Disbursing Agent will have no obligation to recognize the transfer or sale of any Old Senior Subordinated Note Claim that occurs after the close of business on the Distribution Record Date, and will be entitled for all purposes herein to recognize and distribute only to those holders of Senior Subordinated Note Claims who are holders of such Claims as of the close of business on the Distribution Record Date.

         3. Except as otherwise provided in a Final Order of the Bankruptcy Court, the transferees of Claims in Class 5 that are transferred pursuant to Bankruptcy Rule 3001 on or prior to the Distribution Record Date will be treated as the holders of such Claims for all purposes, notwithstanding that any period provided by Bankruptcy Rule 3001 for objecting to such transfer has not expired by the Distribution Record Date.

G.       MEANS OF CASH PAYMENTS

                 Except as otherwise specified herein, cash payments made pursuant to the Plan will be in U.S. dollars by checks drawn on a domestic bank selected by the applicable Debtor or Reorganized Debtor, or by wire transfer from a domestic bank, at the option of the applicable Debtor or Reorganized Debtor; provided, however, that cash payments to foreign holders of Allowed Trade Claims may be made, at the option of the applicable Debtor or Reorganized Debtor, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.

H.       TIMING AND CALCULATION OF AMOUNTS TO BE DISTRIBUTED

         1.      ALLOWED CLAIMS IN CLASSES OTHER THAN CLASS 5

                 Subject to Section VI.A, on the Effective Date, each holder of an Allowed Claim in a Class other than Class 5 will receive the full amount of the distributions that the Plan provides for Allowed Claims in the applicable Class. On each Quarterly Distribution Date, distributions also will be made, pursuant to Section VII.C, to holders of Disputed Claims in any such Class that were allowed during the preceding calendar quarter. Such quarterly distributions also will be in the full amount that the Plan provides for Allowed Claims in the applicable Class.

         2.      ALLOWED CLAIMS IN CLASS 5

                 a.        INITIAL DISTRIBUTIONS

                 The amount of distributions to be made on the Effective Date (subject to Section VI.A) to holders of Allowed Claims in Class 5 on account of such Claims will be made from the Unsecured Claims Reserve and will be calculated as if each Disputed Claim in Class 5 were an Allowed Claim in its Face Amount. On each Quarterly Distribution Date, distributions also will be made, pursuant to Section VII.C, to holders of Disputed Claims in Class 5 that were allowed during the preceding calendar quarter. Such quarterly distributions also will be calculated pursuant to the provisions set forth in this Section VI.H.2.a.

                  b. ADDITIONAL QUARTERLY DISTRIBUTIONS ON ACCOUNT OF PREVIOUSLY ALLOWED CLAIMS

                 On each Quarterly Distribution Date, each holder of a Claim previously allowed in Class 5 will receive an additional distribution from the Unsecured Claims Reserve on account of such Claim in an amount equal to: (i) the amount of New Common Stock that such holder would have been entitled to receive pursuant to Section VI.H.2.a as if such Claim had become an Allowed Claim on the applicable Quarterly Distribution Date, minus (ii) the aggregate amount of New Common Stock previously distributed on account of such Claim. Each such quarterly additional distribution also will include, on the basis of the amount then being distributed: (i) a Pro Rata share of any dividends or other distributions made on account of the New Common Stock held in the Unsecured Claims Reserve and (ii) a Pro Rata share of the related Cash Investment Yield from the investment of any cash dividends and other distributions in the Unsecured Claims Reserve, from the date such cash was deposited into the Unsecured Claims Reserve to the date that such distribution is made.

         3.      DISTRIBUTIONS OF NEW COMMON STOCK

                 Notwithstanding any other provision of the Plan, only whole numbers of shares of New Common Stock will be issued. When any distribution on account of an Allowed Claim in Class 5 would otherwise result in the issuance of a number of shares of New Common Stock that is not a whole number, the actual distribution of shares of such stock will be rounded to the next higher or lower whole number as follows: (a) fractions equal to or greater than 2 will be rounded to the next higher whole number and (b) fractions less than 2 will be rounded to the next lower whole number. The total number of shares of New Common Stock to be distributed on account of Allowed Claims will be adjusted as necessary to account for the rounding provided for in this Section VI.H.3. No consideration will be provided in lieu of fractional shares or units that are rounded down.

         4.      DE MINIMIS DISTRIBUTIONS

                 No Disbursing Agent will be required to distribute cash to the holder of an Allowed Claim in an impaired Class if the amount of cash to be distributed on account of such Claim is less than $25. Any holder of an Allowed Claim on account of which the amount of cash to be distributed is less than $25 will have its claim for such distribution discharged and will be forever barred from asserting any such claim against the Reorganized Debtors or their respective property. Any cash not distributed pursuant to this Section VI.H.4 with respect to Claims in a Class other than Class 5 will be the property of Reorganized PMI, free of any restrictions thereon, and any such cash held by a Third Party Disbursing Agent will be returned to Reorganized PMI. Any cash not distributed pursuant to this Section VI.H.4 with respect to Allowed Claims in Class 5, including dividends or other distributions made on account of New Common Stock held in the Unsecured Claims Reserve, will be retained in the Unsecured Claims Reserve for redistribution Pro Rata to holders of Allowed Claims in Class 5, pursuant to Section VI.H.2.b. For purposes of this redistribution, each Allowed Claim in Class 5 for which distributions are less than $25 will have its claim for such distribution discharged and will be forever barred from asserting any such claim against the Unsecured Claims Reserve or otherwise.

         5.      COMPLIANCE WITH TAX REQUIREMENTS

                 a. In connection with the Plan, to the extent applicable, each Disbursing Agent will comply with all tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan will be subject to such withholding and reporting requirements. Each Disbursing Agent will be authorized to take any actions that may be necessary or appropriate to comply with such withholding and reporting requirements.

                 b. Notwithstanding any other provision of the Plan, each entity receiving a distribution of cash or New Common Stock pursuant to the Plan will have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed on it by any governmental unit on account of such distribution, including income, withholding and other tax obligations.

I.       SETOFFS

                 Except with respect to claims of a Debtor or Reorganized Debtor released pursuant to the Plan or any contract, instrument, release or other agreement or document created in connection with the Plan, the Reorganized Debtors or, with instructions from the applicable Reorganized Debtor, a Third Party Disbursing Agent may, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to the Plan on account of such Claim (before any distribution is made on account of such Claim) the claims, rights and causes of action of any nature that the applicable Debtor or Reorganized Debtor may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder will constitute a waiver or release by the applicable Debtor or Reorganized Debtor of any such claims, rights and causes of action that the Debtor or Reorganized Debtor may possess against such holder.

J.       SURRENDER OF CANCELED INSTRUMENTS OR SECURITIES

                 As a condition precedent to receiving any distribution pursuant to the Plan on account of an Allowed Claim evidenced by the notes, instruments, securities or other documentation canceled pursuant to Section IV.H, the holder of such Claim will tender, as specified in this Section VI.J, the applicable notes, instruments, securities or other documentation evidencing such Claim to the applicable Disbursing Agent, together with any letter of transmittal required by such Disbursing Agent. Any distributions pursuant to the Plan on account of any such Claim will, pending such surrender, be treated as an undeliverable distribution pursuant to Section VI.E.2.

         1.      TENDER OF OLD SENIOR SUBORDINATED NOTES

                 Except as provided in Section VI.J.2 for lost, stolen, mutilated or destroyed Old Senior Subordinated Notes, each holder of an Allowed Claim evidenced by an Old Senior Subordinated Note will tender such Note to the applicable Disbursing Agent in accordance with a letter of transmittal to be provided to such holders by the Disbursing Agent as promptly as practicable following the Effective Date. The letter of transmittal will include, among other provisions, customary provisions with respect to the authority of the holder of the applicable Untendered Security to act and the authenticity of any signatures required thereon. All surrendered Old Senior Subordinated Notes will be marked as canceled and delivered to the appropriate Reorganized Debtor.

         2.       LOST, STOLEN, MUTILATED OR DESTROYED OLD SENIOR SUBORDINATED
                  NOTES

                 Any holder of a Claim evidenced by an Old Senior Subordinated Note that has been lost, stolen, mutilated or destroyed will, in lieu of surrendering such Note, deliver to the applicable Disbursing Agent: (a) evidence satisfactory to the Disbursing Agent of the loss, theft, mutilation or destruction and (b) such security or indemnity as may be required by the Disbursing Agent to hold the Disbursing Agent and the Reorganized Debtors, as applicable, harmless from any damages, liabilities or costs incurred in treating such individual as a holder of an Old Senior Subordinated Note. Upon compliance with this Section VI.J.2 by a holder of a Claim evidenced by an Old Senior Subordinated Note, such holder will, for all purposes under the Plan, be deemed to have surrendered such Note.

         3.      FAILURE TO SURRENDER CANCELED UNTENDERED SECURITIES

                 Any holder of an Old Senior Subordinated Note that fails to surrender or be deemed to have surrendered the Untendered Security within two years after the Effective Date will have its claim for a distribution pursuant to the Plan on account of such Note discharged and will be forever barred from asserting any such claim against the Reorganized Debtors or their respective property. In such cases, any cash or New Common Stock held for distribution on account of such claim will be disposed of pursuant to the provisions set forth in Section VI.E.2.c.

         4.      OLD PREPETITION CREDIT FACILITY NOTES

                 Holders of Allowed Bank Loan Claims will be required to surrender any Old Prepetition Credit Facility Notes or, if not evidenced by a note, any other instrument evidencing their respective Allowed Claims as and when such entities receive New Prepetition Credit Facility Notes. If any such entity's notes or their instruments evidencing its Allowed Claims are lost, stolen, mutilated or destroyed, such entity will be required, in lieu of surrendering such note or other instrument, to deliver to the applicable Disbursing Agent evidence satisfactory to the Disbursing Agent of the loss, theft, mutilation or destruction.


                                  ARTICLE VII.

                    PROCEDURES FOR RESOLVING DISPUTED CLAIMS

A.       PROSECUTION OF OBJECTIONS TO CLAIMS

         1.      OBJECTIONS TO CLAIMS

                 All objections to Claims must be Filed and served on the holders of such Claims by the Claims Objection Bar Date, and (a) if Filed prior to the Effective Date, such objections shall be served on the parties on the then applicable service list in the Reorganization Cases and (b) if Filed after the Effective Date, such objections shall be served on the Claims Resolution Committee. If an objection has not been Filed to a proof of Claim or a scheduled Claim by the Claims Objection Bar Date, the Claim to which the proof of Claim or scheduled Claim relates will be treated as an Allowed Claim if such Claim has not been allowed earlier. An objection is deemed to have been timely Filed as to all Tort Claims, thus making each such Claim a Disputed Claim as of the Claims Objection Bar Date. Each such Claim will remain a Disputed Claim until it becomes an Allowed Claim in accordance with Section I.A.3.

         2.      AUTHORITY TO PROSECUTE OBJECTIONS

                 After the Confirmation Date, only the Debtors or Reorganized Debtors will have the authority to File objections, settle, compromise, withdraw or litigate to judgment objections to Claims. After the Effective Date, the Reorganized Debtors may settle or compromise any Disputed Claim without approval of the Bankruptcy Court; provided, however, that (a) the Reorganized Debtors shall promptly serve on the Claims Resolution Committee and File with the Bankruptcy Court a written notice of any settlement or compromise of a Claim with a Face Amount in excess of $500,000 and (b) the Claims Resolution Committee shall be authorized to contest the proposed settlement or compromise by Filing a written objection with the Bankruptcy Court and serving such objection on the Reorganized Debtors within ten days of the service of the settlement notice. If no such objection is Filed, the applicable settlement or compromise shall be final without further action of the Bankruptcy Court.

B.       TREATMENT OF DISPUTED CLAIMS

                 Notwithstanding any other provisions of the Plan, no payments or distributions will be made on account of a Disputed Claim until such Claim becomes an Allowed Claim. In lieu of distributions under the Plan to holders of Disputed Claims in Class 5, if allowed, the Unsecured Claims Reserve will be established on the Effective Date to hold property for the benefit of these Claim holders, as well as holders of Allowed Claims in Class 5. Reorganized PMI will fund the Unsecured Claims Reserve with New Common Stock as described in
Section VI.D.1.

C.       DISTRIBUTIONS ON ACCOUNT OF DISPUTED CLAIMS ONCE ALLOWED

                 On each Quarterly Distribution Date, the applicable Disbursing Agent will make all distributions on account of any Disputed Claim that has become an Allowed Claim during the preceding calendar quarter. Such distributions will be made pursuant to the provisions of the Plan governing the applicable Class, including the incremental distribution provisions set forth in
Section VI.H.2. Holders of Disputed Claims in Class 5 that ultimately are allowed also will be entitled to receive, on the basis of the amount ultimately allowed, the net amount of: (1) the Pro Rata share of any dividends or other distributions received on account of the shares of New Common Stock to be distributed and (2) a Pro Rata share of the Cash Investment Yield from the investment of any cash in the Unsecured Claims Reserve from the date that such cash was deposited to the date that such distributions are made from the Unsecured Claims Reserve.

D.       TAX REQUIREMENTS FOR INCOME GENERATED BY UNSECURED CLAIMS RESERVE

                 The recovery of holders of Claims in Class 5 consists of the treatment set forth herein and post-Effective Date interest on the cash portion of such Claims, if any, at a rate determined by the Cash Investment Yield. Therefore, the Reorganized Debtors and the holders of all Allowed Claims in Class 5 will treat cash distributions of the Cash Investment Yield as interest for all income tax purposes, and the applicable Reorganized Debtor will cause such information returns to be issued to such holders consistent with this treatment as may be required by any governmental unit. The applicable

Reorganized Debtor will include in its tax returns all items of income, deduction and credit of the Unsecured Claims Reserve; provided, however, that no distribution will be made to the applicable Reorganized Debtor out of the Unsecured Claims Reserves as a result of this inclusion. The applicable Disbursing Agent will pay, or cause to be paid, out of the funds held in the Unsecured Claims Reserve, any tax imposed on the Unsecured Claims Reserve (as opposed to the applicable Reorganized Debtor or the holders of Claims in a Class
5) by any governmental unit with respect to income generated by the funds and New Common Stock held in the Unsecured Claims Reserve. The applicable Disbursing Agent also will file or cause to be filed any tax or information return related to the applicable Unsecured Claims Reserve that is required by any governmental unit.


                                  ARTICLE VIII.

                    SUBSTANTIVE CONSOLIDATION OF THE DEBTORS

                 Pursuant to the Confirmation Order, the Bankruptcy Court shall approve the substantive consolidation of the Debtors for all purposes related to the Plan, including for purposes of voting, Confirmation and distributions to be made under the Plan. Pursuant to such order, (A) all assets and liabilities of the PMI Subsidiary Debtors shall be deemed merged or treated as though they were merged into and with the assets and liabilities of PMI, (B) all guarantees by one Debtor of the obligations of any other Debtor shall be deemed eliminated so that any Claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtors shall be deemed to be one obligation of the consolidated Debtors and (C) each and every Claim Filed or to be Filed in the Reorganization Case of any of the Debtors shall be deemed Filed against the consolidated Debtors, and shall be deemed one Claim against and a single obligation of the consolidated Debtors. Such substantive consolidation shall not (other than for purposes related to the Plan) affect (A) the legal and corporate structures of the Reorganized Debtors, subject to the right of the Debtors or Reorganized Debtors to affect restructurings as provided in Section IV.B of the Plan, (B) Old Common Stock of the PMI Subsidiary Debtors and (C) pre- and post-Effective Date guarantees that are required to be maintained (1) in connection with contracts or leases that were entered into during the Reorganization Cases or Executory Contracts and Unexpired Leases that have been or will be assumed or (2) pursuant to the Plan.


                                   ARTICLE IX.

                      CONDITIONS PRECEDENT TO CONFIRMATION
                          AND CONSUMMATION OF THE PLAN

A.       CONDITIONS TO CONFIRMATION

                 The Bankruptcy Court will not enter the Confirmation Order unless and until the following condition has been satisfied or duly waived by the Debtors pursuant to Section IX.C: The Confirmation Order shall be reasonably acceptable in form and substance to the Debtors and the Creditors' Committee, including by approving the substantive consolidation of the Debtors as contemplated by Article VIII.

B.       CONDITIONS TO EFFECTIVE DATE

                 The Effective Date will not occur and the Plan will not be consummated unless and until each of the following conditions has been satisfied or duly waived by the Debtors pursuant to Section IX.C:

         1. The New Common Stock shall have been registered under the Securities Exchange Act of 1934 (the "Exchange Act") pursuant to a Form-10 Registration Statement that has become effective under the Exchange Act.

         2. The New Common Stock shall have been authorized for listing on or accepted for quotation through a National Securities Exchange.

         3. The Bankruptcy Court shall have entered an order (contemplated to be part of the Confirmation Order) approving and authorizing the Debtors and the Reorganized Debtors to take all actions necessary or appropriate to implement the Plan, including completion of the Restructuring Transactions and the other transactions contemplated by the Plan and the implementation and consummation of the contracts, instruments, releases and other agreements or documents created in connection with the Plan.

C.       WAIVER OF CONDITIONS TO CONFIRMATION OR EFFECTIVE DATE

                 The conditions to Confirmation and the Effective Date set forth in Sections IX.A and IX.B may be waived in whole or part by the Debtors at any time without an order of the Bankruptcy Court after three Business Days' written notice of such waiver to and consent of the Creditors' Committee. The failure to satisfy or waive a condition may be asserted by a Debtor regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by the Debtors).

D.       EFFECT OF NONOCCURRENCE OF CONDITIONS TO EFFECTIVE DATE

                 Each of the conditions to the Effective Date must be satisfied or duly waived in accordance with Article IX within 60 days after the Confirmation Date, or by such later date, after notice and a hearing, as is proposed by the Debtors. If each condition to the Effective Date has not been satisfied or duly waived pursuant to Section IX.C by such date, then upon motion by the Debtors or the Creditors' Committees made before the time that each of such conditions has been satisfied or duly waived and upon notice to such parties in interest as the Bankruptcy Court may direct, the Confirmation Order will be vacated by the Bankruptcy Court; provided, however, that, notwithstanding the Filing of such motion, the Confirmation Order may not be vacated if each of the conditions to the Effective Date is either satisfied or duly waived before the Bankruptcy Court enters an order granting such motion. If the Confirmation Order is vacated pursuant to this Section IX.D, (1) the Plan will be null and void in all respects, including with respect to: (a) the discharge of Claims and termination of Interests pursuant to section 1141 of the Bankruptcy Code; (b) the assumptions, assignments or rejections of Executory Contracts or Unexpired Leases pursuant to Sections V.A and V.C and (c) the substantive consolidation of the Debtors; and (2) nothing contained in the Plan will: (a) constitute a waiver or release of any claims by or against, or any Interest in, the Debtors; or (b) prejudice in any manner the rights of the Debtors or any other party in interest.


                                   ARTICLE X.

                                    CRAMDOWN

                 The Debtors request Confirmation under section 1129(b) of the Bankruptcy Code with respect to any impaired Class that does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. The Debtors reserve the right to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification. Such modifications may include reclassification of certain Claims in Class 5 to reflect the differing interests of certain creditors or groups of creditors holding Unsecured Claims in such Class.


                                   ARTICLE XI.

                       DISCHARGE, TERMINATION, INJUNCTION
                            AND SUBORDINATION RIGHTS

A.       DISCHARGE OF CLAIMS AND TERMINATION OF INTERESTS

         1. Except as provided in the Plan or in the Confirmation Order, the rights afforded under the Plan and the treatment of Claims and Interests under the Plan will be in exchange for and in complete satisfaction, discharge and release of all Claims and termination of all Interests arising on or before the Effective Date, including any interest accrued on Claims from the Petition Date. Except as provided in the Plan or in the Confirmation Order, Confirmation will, as of the Effective Date: (a) discharge the Debtors from all Claims or other debts that arose on or before the Effective Date, and all debts of the kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt is Filed or deemed Filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to section 502 of the Bankruptcy Code or (iii) the holder of a Claim based on such debt has accepted the Plan; and (b) terminate all Interests and other rights of equity security holders in the Debtors.

         2. In accordance with the foregoing, except as provided in the Plan or the Confirmation Order, the Confirmation Order will be a judicial determination, as of the Effective Date, of a discharge of all such Claims and other debts and liabilities against the Debtors and termination of all such Interests and other rights of equity security holders in the Debtors, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge will void any judgment obtained against a Debtor at any time, to the extent that such judgment relates to a discharged Claim or terminated Interest.

B.       INJUNCTIONS

         1. Except as provided in the Plan or the Confirmation Order, as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against the Debtors, the Reorganized Debtors or their respective property, other than to enforce any right pursuant to the Plan to a distribution; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors, the Reorganized Debtors or their respective property, other than as permitted pursuant to (a) above; (c) creating, perfecting or enforcing any lien or encumbrance against the Debtors, the Reorganized Debtors or their respective property; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors or the Reorganized Debtors; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

         2. As of the Effective Date, all entities that have held, currently hold or may hold a claim, demand, debt, right, cause of action or liability that is released pursuant to the Plan are permanently enjoined from taking any of the following actions against any released entity or its property on account of such released claims, demands, debts, rights, causes of action or liabilities: (a) commencing or continuing in any manner any action or other proceeding; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (c) creating, perfecting or enforcing any lien or encumbrance; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and
(e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

         3. By accepting distributions pursuant to the Plan, each holder of an Allowed Claim receiving distributions pursuant to the Plan will be deemed to have specifically consented to the injunctions set forth in this Section XI.

C. TERMINATION OF SUBORDINATION RIGHTS AND SETTLEMENT OF RELATED CLAIMS AND CONTROVERSIES

         1. The classification and manner of satisfying all Claims and Interests under the Plan take into consideration all subordination rights, whether arising under general principles of equitable subordination, contract, section 510(c) of the Bankruptcy Code or otherwise, that a holder of a Claim or Interest may have against other Claim or Interest holders with respect to any distribution made pursuant to the Plan. All subordination rights that a holder of a Claim may have with respect to any distribution to be made pursuant to the Plan will be discharged and terminated, and all actions related to the enforcement of such subordination rights will be permanently enjoined. Accordingly, distributions pursuant to the Plan to holders of Allowed Claims will not be subject to payment to a beneficiary of such terminated subordination rights, or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights. Notwithstanding the foregoing, nothing in the Plan or the Confirmation Order shall affect any subordination right or claim that any Debtor or Reorganized Debtor or any holder of a Claim or Interest may have against any Koch Entity or any other entity potentially liable in respect of the Recovery Actions, including any subordination right or claim arising out of, relating to or in connection with the Koch Purchase Transaction or any Recovery Action.

         2. Except as provided in Section XI.C.1, pursuant to Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided under the Plan, the provisions of the Plan will constitute a good faith compromise and settlement of all claims or controversies relating to the subordination rights that a holder of a Claim may have with respect to any Allowed Claim or any distribution to be made pursuant to the Plan on account of any Allowed Claim. The entry of the Confirmation Order will constitute the Bankruptcy Court's approval, as of the Effective Date, of the compromise or settlement of all such claims or controversies and the Bankruptcy Court's finding that such compromise or settlement is in the best interests of the Debtors, the Reorganized Debtors and their respective property and Claim and Interest holders, and is fair, equitable and reasonable.

                                  ARTICLE XII.

                            RETENTION OF JURISDICTION

                 Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court will retain such jurisdiction over the Reorganization Cases after the Effective Date as is legally permissible, including jurisdiction to:

         1. Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

         2. Grant or deny any applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Plan for periods ending on or before the Effective Date;

         3. Resolve any matters related to the assumption, assumption and assignment or rejection of any Executory Contract or Unexpired Lease to which any Debtor is a party or with respect to which any Debtor or Reorganized Debtor may be liable and to hear, determine and, if necessary, liquidate any Claims arising therefrom, including Cure Amount Claims;

         4. Ensure that distributions to holders of Allowed Claims are accomplished pursuant to the provisions of the Plan;

         5. Decide or resolve any motions, adversary proceedings, contested or litigated matters and any other matters, including the Recovery Actions, and grant or deny any applications involving the Debtors that may be pending on the Effective Date or brought thereafter;

         6. Enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases and other agreements or documents created in connection with the Plan, the Disclosure Statement or the Confirmation Order;

         7. Resolve any cases, controversies, suits or disputes that may arise in connection with the Recovery Actions or the consummation, interpretation or enforcement of the Plan or any contract, instrument, release or other agreement or document that is executed or created pursuant to the Plan, or any entity's rights arising from or obligations incurred in connection with the Plan or such documents;

         8. Resolve any disputes relating to the activities of the Claims Resolution Committee, including any fee disputes or requests to extend the term of the Claims Resolution Committee in accordance with Sections XIII.A.2.c and XIII.2.d.

         9. Modify the Plan before or after the Effective Date pursuant to section 1127 of the Bankruptcy Code or modify the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order, or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order, in such manner as may be necessary or appropriate to consummate the Plan;

         10. Issue injunctions, enforce the injunctions contained in the Plan and the Confirmation Order, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation, implementation or enforcement of the Plan or the Confirmation Order;

         11. Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason or in any respect modified, stayed, reversed, revoked or vacated or distributions pursuant to the Plan are enjoined or stayed;

         12. Determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order;

         13.     Enter a final decree closing the Reorganization Cases; and

         14. Determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code.


                                  ARTICLE XIII.

                            MISCELLANEOUS PROVISIONS

A. DISSOLUTION OF THE CREDITORS' COMMITTEE AND CREATION OF THE CLAIMS RESOLUTION COMMITTEE

         1.      CREDITORS' COMMITTEE

                 On the Effective Date, the Creditors' Committee will dissolve and the members of the Creditors' Committee will be released and discharged from all duties and obligations arising from or related to the Reorganization Cases. The Professionals retained by the Creditors' Committee and the members thereof will not be entitled to assert any Fee Claim for any services rendered or expenses incurred after the Effective Date, except for services rendered and expenses incurred in connection with any applications for allowance of compensation and reimbursement of expenses pending on the Effective Date or Filed and served after the Effective Date pursuant to Section III.A.1.e.ii.A and in connection with any appeal of the Confirmation Order.

         2.      CLAIMS RESOLUTION COMMITTEE

                  a.       FUNCTION AND COMPOSITION OF THE CLAIMS RESOLUTION
                           COMMITTEE

                 On the Effective Date, the Claims Resolution Committee will be established. Its sole functions will be to monitor the Reorganized Debtors' progress in (i) reconciling and resolving Disputed Claims in Class 5 (including the exercise of the Claims Resolution Committee's rights pursuant to Section VII.A.2) and (ii) making distributions on account of such Claims once resolved (including the exercise of the Claims Resolution Committee's rights pursuant to Section I.A.42.b). The Claims Resolution Committee will consist of up to three holders of Claims in Class 5 who will be designated by the Creditors' Committee in writing prior to the Effective Date.

                 b.        COMMITTEE PROCEDURES

                 The Claims Resolution Committee will adopt by-laws that will control its functions. These by-laws, unless modified by the Claims Resolution Committee, will provide the following: (i) a majority of the Claims Resolution Committee will constitute a quorum; (ii) one member of the Claims Resolution Committee will be designated by the majority of its members as its chairperson;
(iii) meetings of the Claims Resolution Committee will be called by its chairperson on such notice and in such manner as its chairperson may deem advisable; and (iv) the Claims Resolution Committee will function by decisions made by a majority of its members in attendance at any meeting.

                  c. EMPLOYMENT OF PROFESSIONALS BY THE CLAIM RESOLUTION COMMITTEE AND REIMBURSEMENT OF COMMITTEE MEMBERS

                 The Claims Resolution Committee will be authorized to retain and employ one law firm as counsel. The Claims Resolution Committee also will be authorized to retain and employ one accounting firm; provided, however, that the Claims Resolution Committee must deliver a written notice to the Reorganized Debtors before each request for substantial services from its accountants, which notice will describe the services to be requested, an estimate of the cost for such services and the reason why such services are necessary and reasonable. The role of the Claims Resolution Committee's professionals will be strictly limited to assisting the Claim Resolution Committee in its functions as set forth herein. The Claims Resolution Committee will use its best faith efforts to limit the amount of its professionals' fees and expenses. The Reorganized Debtors will pay the actual, necessary, reasonable and documented fees and expenses of the professionals retained by the Claims Resolution Committee, as well as the actual, necessary, reasonable and documented expenses incurred by each committee member in the performance of its duties, in accordance with Reorganized PMI's normal business practices for compensating and reimbursing professionals. Other than as specified in the preceding sentence, the members of the Claims Resolution Committee will serve without compensation. If there is any unresolved dispute between the Reorganized Debtors and the Claims Resolution Committee, its professionals or a member thereof as to any fees or expenses, such dispute will be submitted to the Bankruptcy Court for resolution.

                 d.        DISSOLUTION OF THE COMMITTEE

                 Subject to further order of the Bankruptcy Court, the Claims Resolution Committee will dissolve on the earlier of (i) the 18-month anniversary of the Effective Date or (ii) the final distribution (other than on account of Undeliverable Distribution pursuant to Section VI.E.2) of all New Common Stock in the Unsecured Claims Reserve. The members of and the professionals retained by the Claims Resolution Committee will not be entitled to compensation or reimbursement of expenses for any services rendered after the date of dissolution of the Claims Resolution Committee.

B.       LIMITATION OF LIABILITY

                 The Debtors, the Reorganized Debtors and their respective directors, officers, employees and Professionals, acting in such capacity, and the Creditors' Committee and its members and Professionals, acting in such capacity, will neither have nor incur any liability to any entity for any act taken or omitted to be taken in connection with or related to the formulation, preparation, dissemination, implementation, Confirmation or consummation of the Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created or entered into, or any other act taken or omitted to be taken, in connection with the Plan; provided, however, that the foregoing provisions of this Section XIII.B will have no effect on: (1) the liability of any entity that would otherwise result from the failure to perform or pay any obligation or liability under the Plan or any contract, instrument, release or other agreement or document to be delivered or distributed in connection with the Plan or (2) the liability of any entity that would otherwise result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence or willful misconduct.

C.       MODIFICATION OF THE PLAN

                 Subject to the restrictions on modifications set forth in
section 1127 of the Bankruptcy Code, the Debtors or the Reorganized Debtors, as applicable, with the consent of the Creditors' Committee, reserve the right to alter, amend or modify the Plan before its substantial consummation.

D.       REVOCATION OF THE PLAN

                 The Debtors reserve the right to revoke or withdraw the Plan as to any or all of the Debtors prior to the Confirmation Date. If the Debtors revoke or withdraw the Plan as to any or all of the Debtors, or if Confirmation as to any or all of the Debtors does not occur, then, with respect to such Debtors, the Plan will be null and void in all respects, and nothing contained in the Plan will: (1) constitute a waiver or release of any claims by or against, or any Interests in, such Debtors or (2) prejudice in any manner the rights of any such Debtors.

E.       SEVERABILITY OF PLAN PROVISIONS

                 If, prior to Confirmation, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision then will be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

F.       SUCCESSORS AND ASSIGNS

                 The rights, benefits and obligations of any entity named or referred to in the Plan will be binding on, and will inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

G.       SERVICE OF CERTAIN PLAN EXHIBITS AND DISCLOSURE STATEMENT EXHIBITS

                 Because the Exhibits to the Plan are voluminous, the Exhibits are not being served with copies of the Plan and the Disclosure Statement. Any party in interest may review the Plan Exhibits during normal business hours (9:00 a.m. to 4:30 p.m., local time) in the Document Reviewing Centers.

H.       SERVICE OF DOCUMENTS

                 Any pleading, notice or other document required by the Plan or Confirmation Order to be served on or delivered to the Debtors, the Reorganized Debtors, the Creditors' Committee or the DIP Lender must be sent by overnight delivery service, facsimile transmission, courier service or messenger to:


PURINA MILLS, INC.                                               Lewis Kruger, Esq.
1401 South Hanley Road                                           STROOCK & STROOCK & LAVAN LLP
St. Louis, Missouri  63144                                       180 Maiden Lane
Fax:  (314) 768-4470                                             New York, New York  10038-4982
Attn:  David G. Kabbes, General Counsel                          Fax:  (212) 806-6006

Richard M. Cieri, Esq.                                           (Counsel to the DIP Lender and Lenders under the
Jeffrey B. Ellman, Esq.                                          Prepetition Credit Facility)
JONES, DAY, REAVIS & POGUE
North Point                                                      John D. McLaughlin, Jr., Esq.
901 Lakeside Avenue                                              OFFICE OF THE UNITED STATES TRUSTEE
Cleveland, Ohio 44114                                            Curtis Center, Suite 950 West
Fax:  (216) 579-0212                                             Philadelphia, Pennsylvania  19106
                                                                 Fax:  (215) 597-5795
Henry L. Gompf, Esq.
JONES, DAY, REAVIS & POGUE
2727 North Harwood
Dallas, Texas  75201
Fax:  (214) 969-5100

Thomas L. Ambro (DE 677)
Daniel J. DeFranceschi (DE 2732)
RICHARDS, LAYTON & FINGER
One Rodney Square
P.O. Box 551
Wilmington, Delaware  19899
Fax:  (302) 658-6548

(Counsel to the Debtors and Reorganized Debtors)

Daniel H. Golden, Esq.
AKIN, GUMP, STRAUSS, HAUER & FELD LLP
590 Madison Avenue
New York, New York  10022
Fax:  (212) 872-1002

(Counsel to the Unofficial Noteholders' Committee)

Dated: ___________, 1999            Respectfully submitted,

                                    PURINA MILLS, INC. (for itself and
                                    on behalf of the PMI Subsidiary Debtors)


                                   By:
                                      -----------------------------------
                                      Name:    David G. Kabbes
                                      Title:   Vice President, Secretary and
                                               General Counsel

Counsel:

THOMAS L. AMBRO (DE 677)
DANIEL J. DEFRANCESCHI (DE 2732)
RICHARDS, LAYTON & FINGER
One Rodney Square
P.O. Box 551
Wilmington, Delaware  19899
(302) 658-6541

         - and -

RICHARD M. CIERI (OH 0032464)
JEFFREY B. ELLMAN (OH 0055558)
JONES, DAY, REAVIS & POGUE
North Point
901 Lakeside Avenue
Cleveland, Ohio  44114
(216) 586-3939

HENRY L. GOMPF (TX 08116400)
JONES, DAY, REAVIS & POGUE
2727 North Harwood
Dallas, Texas 75201
(214) 220-3939

PROPOSED ATTORNEYS FOR DEBTORS AND
DEBTORS IN POSSESSION